ANGEL & FRANKEL, P.C.
Attorneys for Debtors and Debtors-in-
Possession
460 Park Avenue
New York, NY  10022-1906
(212) 752-8000
Joshua J. Angel, Esq. (JA-3288)
Leonard H. Gerson, Esq. (LG-6421)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------x

In re:                                 Chapter 11

SIGNAL APPAREL COMPANY, INC.           Case Nos.   00-B-14462 (REG)
and SOCCER HOLDINGS, INC.,                  and    00-B-14463 (REG)

                   Debtors.            Jointly Administered

-----------------------------x

                         STATEMENT OF FINANCIAL AFFAIRS


     If the answer to any of the questions is "None" or not applicable, answer "NONE".

     Definitions:

          "In business" A debtor is "in business" if the debtor is a corporation or partnership. An individual debtor is "in business" if the debtor is or has been, within the two years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or person in control of a corporation; a partner, other than a limited partner, of a sole proprietor or self-employed.

          "Insider" The term "insider" includes but is not limited to: relatives of the debtor, general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers directors, and any persons in control of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. U.S.C. ss. 101(31).

1.   Income from Employment or Operation of Business.

     State the gross amount of income the debtors has received from employment, trade, or profession, or from operations of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

     Give AMOUNT and SOURCE (if more than one).

     -1/1/00 - 9/22/00                 $ 75,826,288
     1/1/99 - 12/31/99                 $105,864,000
     1/1/98 - 12/31/98                 $ 44,616,000


2.   Income Other than from Employment or Operation of Business.

          State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed).

          Give AMOUNT and SOURCE.

          -None


3.   Payments to Creditors.

          a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF CREDITOR, DATES OF PAYMENTS, AMOUNT and AMOUNT STILL OWING.

          -See schedule attached. (Exhibit 1)


          b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF CREDITOR, DATES OF PAYMENTS, AMOUNT and AMOUNT STILL OWING.

          - See schedule attached.(Exhibit 2)

4.   Suits, Executions, Garnishments and Attachments.

          a. List all suits to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give CAPTION OF SUIT AND CASE NUMBER, NATURE OF PROCEEDING, COURT AND LOCATION and STATUS OR DISPOSITION.

          -See schedule attached.(exhibit 3)


          b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED, DATE OF SEIZURE and DESCRIPTION AND VALUE OF PROPERTY.

          -None


5.   Repossessions, Foreclosures, and Returns.

          List all Property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF CREDITOR OR SELLER, DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN and DESCRIPTION AND VALUE OF PROPERTY.

          -None

6.   Assignments and Receiverships.

          a. Describe any assignment of property for the benefit of creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF ASSIGNEE, NAME AND LOCATION OF COURT, CASE TITLE & NUMBER, DATE OF ORDER and DESCRIPTION AND VALUE OF PROPERTY.

          -None


         b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

         Give NAME AND ADDRESS OF CUSTODIAN, NAME AND LOCATION OF COURT, CASE TITLE & NUMBER, DATE OF ORDER and DESCRIPTION AND VALUE OF PROPERTY.

      -None


7.   Gifts.

          a. List any gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contribution by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF PERSON OR ORGANIZATION, RELATIONSHIP TO DEBTOR, if any, DATE OF GIFT and DESCRIPTION AND VALUE OF GIFT.

          -None


8.   Losses.

          List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give DESCRIPTION AND VALUE OF PROPERTY, DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE. GIVE PARTICULARS and DATE OF LOSS.

          -See attached schedule. (Exhibit 5)

9.   Payments Related to Debt Counseling or Bankruptcy.

          a. List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

          Give NAME AND ADDRESS OF PAYEE, DATE OF PAYMENT, NAME OR PAYOR, if other than debtor and AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY.

      -Angel & Frankel P.C.
       460 Park Avenue
       New York, NY 10001
       August 31, 2000              $25,000
      September 22, 2000            $25,000


10.  Other Transfers.

          a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR, DATE and DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED.

          -None


11.  Closed Financial Accounts.

          List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which are closed, sold, or otherwise transferred within the one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other financial accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF INSTITUTION, TYPE AND NUMBER OF ACCOUNT AND AMOUNT OF FINAL BALANCE and AMOUNT AND DATE OF SALE OR CLOSING.

          -None

12.  Safe Deposit Boxes.

          List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          Give NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY, NAMES AND ADDRESSES OF THOSE WITH ACCESS TO THE BOX OR DEPOSITORY, DESCRIPTION OF CONTENTS and DATE OF TRANSFER OR SURRENDER, if any.

          -None


13.  Setoffs.

          List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case.

          Give NAME AND ADDRESS OF CREDITOR, DATE OF SETOFF and AMOUNT OF
          SETOFF.

          -None


14.  Property Held for Another Person.

          List all property owned by another person that the debtor holds or controls.

          Give NAME AND ADDRESS OF OWNER, DESCRIPTION AND VALUE OF PROPERTY and LOCATION OF PROPERTY.

          -None


15.  Prior Address of Debtor.

          If the debtor has moved within the two years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of each spouse.

          Give NAME, ADDRESS USED and DATES OCCUPANCY.

          -See schedule attached. (Exhibit 6)

-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-*-

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the two years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting securities of a corporation; a partner, of a partnership; a sole proprietor or otherwise self-employed. (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the two years preceding the commencement of this case.)


16.  Nature, Location and Name of Business.

          a. If the debtor is an individual, list the name and addresses of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship or was a self-employed professional within the two years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the two years immediately preceding the commencement of this case.

          b. If the debtor is a partnership, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the two years immediately preceding the commencement of this case.

          c. If the debtor is a corporation, list the names and addresses of all businesses in which the debtor was a partner or owned 5 percent or more of the voting securities within the two years immediately preceding the commencement of this case.

          Give NAME, ADDRESS, NATURE OF BUSINESS and BEGINNING AND ENDING DATES OF OPERATION.

         Soccer Holdings, Inc.
         The Shirt Shed, Inc.
         American Marketing Works, Inc.
         Big Ball Sports, Inc.


17.  Books, Records and Financial Statements.

          a. List all bookkeeper and accountants who within the six years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

          Give NAME AND ADDRESS and DATES SERVICES RENDERED.

          -See schedule attached (Exhibit 7)

          b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

          Give NAME AND ADDRESS and DATES SERVICES RENDERED.

          -See schedule attached. (Exhibit 8)


          c. List all firms or individuals who at the time of the commencement of this case were in possession of the books account and records of the debtor. If any of the books of account and records are not available, explain.

          Give NAME AND ADDRESS.

          -Gerald Mohamed, Michael Dervis
          34 Englehard Avenue, Avenel NJ 07001


          d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

          Give NAME AND ADDRESS and DATE ISSUED.

          - Financials are a matter of public record.
          e.g., Form 10-K for the fiscal year ended December 31, 1999


18.  Inventories.

          a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

          Give DATE OF INVENTORY, INVENTORY, SUPERVISOR and DOLLAR AMOUNT.

          -June 30, 2000,      Apparel, Mr. Max Anteby          $10,000,000
           Dec. 31, 1999,      Apparel, Mr. Max Anteby          $10,000,000


          b. List the name and address of the person having possession of the records of each of the two inventories reported in 18a., above.

          Give NAME AND ADDRESS and DATE ISSUED.

          - Mr. Max Anteby
            34 Engelhard Avenue
            Avenel, NJ 07001

19.  Current Partners, Officers, Directors and Shareholders.

          a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

          Give NAME AND ADDRESS, NATURE OF INTEREST and PERCENTAGE OF INTEREST.

          -


          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

          Give NAME AND ADDRESS, TITLE, NATURE and PERCENTAGE OF STOCK
          OWNERSHIP.

          - See schedule attached. (Exhibit 9)


20.  Former Partners, Officers, Directors and Shareholders.

          a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

          Give NAME AND ADDRESS and DATE OF WITHDRAWAL.

          -


          b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

          Give NAME AND ADDRESS, TITLE and DATE OF TERMINATION.

          - See schedule attached. (Exhibit 10)


21.  Withdrawals from a Partnership or Distributions by a Corporation.

          If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other prerequisite during one year immediately preceding the commencement of this case.

          Give NAME AND ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR, DATE AND PURPOSE OF WITHDRAWAL, and AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY.

          - None

                         DECLARATION CONCERNING DEBTOR'S
                         STATEMENT OF FINANCIAL AFFAIRS


     I, declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information, and belief.

     Dated: December 8, 2000                   /s/ Michael Dervis
                                               -------------------------------
                                               Michael Dervis
                                               Title: Chief Financial Officer




Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C.ss.ss.152 and 3571.

                                    Exhibit 1

      Signal Apparel Company, Inc.
      Disbursements for the period
          06/24/00 TO 09/22/00
               EXHIBIT 1

        Vendor name and address                    Check         Amount Paid 6/24/00 -        Amount Owing
                                                    Date               9/22/00                  9/22/00
--------------------------------------------------------------------------------------------------------------
1411 TRIZECHAHN-SWIG, LLC                         7/24/00             26,917.41
CHURCH STREET STATION
PO BOX 6736
NEW YORK        NY 10249-6736
212 382-9300
                                                               ------------------------------------------
1411 TRIZECHAHN-SWIG, LLC                                             26,917.41         $       59,619.15
---------------------------------------------------------------------------------------------------------
24 SEVEN, INC.                                                           450.00
PO BOX 9695                                                            2,160.00
UNIONDALE       NY 11555-9695                                            405.00
212-966-4426                                                           1,476.00
                                                                       1,687.50
                                                                       1,417.50
                                                                       1,500.00
                                                                       1,327.50
                                                               ------------------------------------------
24 SEVEN, INC.                                                        10,423.50         $       24,705.00
---------------------------------------------------------------------------------------------------------
500-512 ARCAP LLC
NEWARK POST OFFICE
PO BOX 35390
NEWARK          NJ 07193-5390                     7/24/00             14,317.48
#510-0750       212-372-2341                       9/8/00             17,650.66
                                                               ------------------------------------------
500-512 ARCAP LLC                                                     31,968.14         $       16,896.25
---------------------------------------------------------------------------------------------------------
A&E PRODUCTS GROUP                                7/24/00                 49.60
DEPT. AT 40190                                                            79.69
ATLANTA         GA 31192-0190                                            362.25
602-407-2100                                                             309.30
                                                                         (49.60)
                                                               ------------------------------------------
A&E PRODUCTS GROUP                                                       751.24         $       16,956.48
---------------------------------------------------------------------------------------------------------
A.I. CREDIT CORP.                                 7/10/00              5,617.85
CHEMICAL BANK #01-002-313776-9                     9/6/00              5,454.23
PO BOX 9045 GPO                                                        5,454.23
NEW YORK        NY 10087-9045
800-343-7850
                                                               ------------------------------------------
A.I. CREDIT CORP.                                                     16,526.31         $        5,454.23
---------------------------------------------------------------------------------------------------------
ADELINDA SILVESTRE                                7/20/00                567.50
                                                                         332.29
                                                  8/25/00                267.55
                                                               ------------------------------------------
ADELINDA SILVESTRE                                                     1,167.34
---------------------------------------------------------------------------------------------------------
ADELINE HU                                         7/7/00                945.00
234 FAIRMONT AVENUE                                                      911.25
CHATHAM         NJ 07928                          7/13/00              1,957.15
973-735-0863                                      7/28/00              2,013.75
                                                               ------------------------------------------
ADELINE HU                                                             5,827.15         $        6,055.88
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ADS METAL PRODUCTS CO., INC.                      7/18/00                 40.20
48-31 VAN DAM STREET                                                     107.20
L.I.C.          NY 11101                                               1,293.44
516-392-3570                                                           2,010.05
                                                                         156.60
                                                                         113.10
                                                               ------------------------------------------
ADS METAL PRODUCTS CO., INC.                                           3,720.59         $        1,593.20
---------------------------------------------------------------------------------------------------------
AETNA US HEALTH CARE                              7/13/00              6,484.50
                                                               ------------------------------------------
AETNA US HEALTH CARE                                                   6,484.50         $        5,356.50
---------------------------------------------------------------------------------------------------------
AGH TRIMSOURCE TM CO.                             7/18/00              1,078.00
229 WEST 36TH ST.                                                        535.90
NEW YORK        NY 10018
212 643-7300
                                                               ------------------------------------------
AGH TRIMSOURCE TM CO.                                                  1,613.90
---------------------------------------------------------------------------------------------------------
AGNES KIM                                         7/24/00              4,741.97
                                                               ------------------------------------------
AGNES KIM                                                              4,741.97
---------------------------------------------------------------------------------------------------------
AGX CORP.                                         8/31/00             14,042.50
55 WEST 39TH STREET
NEW YORK        NY 10018
212-869-5533
                                                               ------------------------------------------
AGX CORP.                                                             14,042.50         $        1,261.70
---------------------------------------------------------------------------------------------------------
ALAN ANZAROOT                                     7/17/00                500.00
                                                   9/8/00             11,491.28
                                                               ------------------------------------------
ALAN ANZAROOT                                                         11,991.28         $         (167.96)
---------------------------------------------------------------------------------------------------------
ALARA MODA                                         7/5/00             20,580.00
                                                   7/7/00             20,580.00
                                                  7/11/00             47,922.00
                                                  7/13/00             29,400.00
                                                               ------------------------------------------
ALARA MODA                                                           118,482.00         $      125,000.00
---------------------------------------------------------------------------------------------------------
ALEXANDA WOO                                      8/25/00              3,010.04
                                                               ------------------------------------------
ALEXANDA WOO                                                           3,010.04
---------------------------------------------------------------------------------------------------------
ALL CITY LEASING & WARE.                          6/28/00                416.77
PO BOX 6466                                        7/7/00                255.20
JERSEY CITY     NJ 07306-6466                                            255.20
800 521-0074                                                             255.20
                                                                         176.00
                                                                         354.70

                                                                         255.20
                                                  7/24/00                400.07
                                                                         698.00
                                                  9/22/00                136.50
                                                                         181.70
                                                                         255.20
                                                                         352.00
                                                                         255.20
                                                                         701.88
                                                                         147.29
                                                                         239.59
                                                                         471.20
                                                                         136.50
                                                                         255.20
                                                               ------------------------------------------
ALL CITY LEASING & WARE.                                               6,198.60         $        2,568.40
---------------------------------------------------------------------------------------------------------
ALSTYLE APPAREL                                   6/26/00              2,749.20
3001 W. CORNELIA AVENUE                           7/14/00             28,034.15
CHICAGO         IL 60618
                                                               ------------------------------------------
ALSTYLE APPAREL                                                       30,783.35
---------------------------------------------------------------------------------------------------------
ALYCE P. KAN                                      7/24/00              4,306.44
                                                               ------------------------------------------
ALYCE P. KAN                                                           4,306.44
---------------------------------------------------------------------------------------------------------
AMERICAN APPAREL MANUF.                           7/18/00                700.00
ASSOCIATION
2500 WILSON BLVD. SUITE 301
ARLINGTON       VA 22201
800-520-2262
                                                               ------------------------------------------
AMERICAN APPAREL MANUF.                                                  700.00
---------------------------------------------------------------------------------------------------------
AMERICAN EXPRESS ACCT #-11007                      7/7/00              9,097.05
AMERICAN EXPRESS ACCT #-11007                      MANUAL             63,803.35
                                                               ------------------------------------------
AMERICAN EXPRESS ACCT #-11007                                         72,900.40         $        6,162.55
---------------------------------------------------------------------------------------------------------
ANGEL & FRANKEL                                   8/31/00             25,000.00
460 PARK AVENUE, 8TH FLOOR                        9/22/00             25,000.00
NEW YORK, NY 10022
(212) 752-8000
                                                               ------------------------------------------
ANGEL & FRANKEL                                                       50,000.00
---------------------------------------------------------------------------------------------------------
ANTHONY FRANCESE                                  7/13/00                155.97
500 7th avenue                                                           963.84
NEW YORK        NY                                                     2,185.56
                                                                       1,307.22
                                                                       1,506.14
                                                  8/25/00              1,241.81
                                                                       1,444.36
                                                                       1,025.00
                                                                         564.00
                                                  9/20/00                943.40
                                                               ------------------------------------------
ANTHONY FRANCESE                                                      11,337.30         $        1,101.39

---------------------------------------------------------------------------------------------------------
ARAMARK REFRESHMENTS                              7/18/00                852.48
SERVICES
7-9 MIDLAND AVE.
HICKSVILLE      NY 11801
732-346-0500
                                                               ------------------------------------------
ARAMARK REFRESHMENTS                                                     852.48         $        1,797.54
---------------------------------------------------------------------------------------------------------
ARMEN COMPANY INC.                                 7/7/00              4,536.00
6700 N.W. 37TH COURT                                                   2,598.00
MIAMI           FL 33147                                               2,268.00
305-863-1600                                      7/13/00              1,167.60
                                                                       1,000.00
                                                                       2,478.00
                                                                       1,830.00
                                                               ------------------------------------------
ARMEN COMPANY INC.                                                    15,877.60         $       28,536.10
---------------------------------------------------------------------------------------------------------
ART VENTURE SCREEN PRINTING                       7/13/00              6,000.00
696 PATTERSON AVENUE                              7/28/00                750.00
P.O. BOX 5463                                     8/31/00              5,276.40
FT OGLETHORPE   GA 30742
706-858-9777
                                                               ------------------------------------------
ART VENTURE SCREEN PRINTING                                           12,026.40         $        9,000.00
---------------------------------------------------------------------------------------------------------
ARTBOX                                            7/13/00                200.00
CUSTOM DIGITIZING STUDIO                                               1,072.00
1590 CHURCH ROAD                                                          75.00
TOMS RIVER      NJ 08753                                               5,625.00
732-736-1981                                      7/25/00                184.00
                                                                         660.00
                                                                         136.00
                                                                         260.00
                                                               ------------------------------------------
ARTBOX                                                                 8,212.00         $          166.00
---------------------------------------------------------------------------------------------------------
ASAP RACK RENTAL                                  7/18/00              1,091.80
315 W. 36TH ST.
NEW YORK        NY 10018
800-284-1272
                                                               ------------------------------------------
ASAP RACK RENTAL                                                       1,091.80
---------------------------------------------------------------------------------------------------------
AT&T  #305 953-4411                               7/13/00                753.64
P.O. BOX 2971
OMAHA           NE 68103-2971
                                                               ------------------------------------------
AT&T  #305 953-4411                                                      753.64         $          648.00
---------------------------------------------------------------------------------------------------------
ATLANTIC SANITATION SERVICE                        7/7/00                400.40
44 HIGHTSTOWN CRANBURY                                                   315.95
STATION RD.
CRANBURY        NJ 08512
ACCT#CRT00907    609-443-4818
                                                               ------------------------------------------
ATLANTIC SANITATION SERVICE                                              716.35         $          513.16
---------------------------------------------------------------------------------------------------------
AUTOMATED DISTRIBUTION SYSTEMS                    7/13/00             17,775.18
                                                               ------------------------------------------
AUTOMATED DISTRIBUTION SYSTEMS                                        17,775.18
---------------------------------------------------------------------------------------------------------
AUTOMATIC DATA PROCESSING                         7/10/00                126.85
PO BOX 78130                                                             325.32
PHOENIX         AZ  85062-813                     7/25/00                129.36

201-739-3429                                                             229.84
                                                                         111.61
                                                  9/22/00                267.81
                                                                         232.67
                                                                         121.23
                                                               ------------------------------------------
AUTOMATIC DATA PROCESSING                                              1,544.69         $        2,021.17
---------------------------------------------------------------------------------------------------------
AVERY DENNISON WORLDWIDE                           7/7/00                 85.79
TICKETING SERVICES                                                       695.25
P.O. BOX 95190                                    7/24/00                187.79
CHICAGO         IL 60675                                                  59.99
910-275-9371
                                                               ------------------------------------------
AVERY DENNISON WORLDWIDE                                               1,028.82         $        3,299.25
---------------------------------------------------------------------------------------------------------
B. FENCE T/A BOUNDARY                             9/15/00                250.00
PO BOX 6670                                       9/15/00                525.00
PATERSON        NJ 07505
973-345-7667
                                                               ------------------------------------------
B. FENCE T/A BOUNDARY                                                    775.00         $          775.00
---------------------------------------------------------------------------------------------------------
BELL ATLANTIC  (212)947-7117                      6/29/00              2,406.05
P.O. BOX 15124                                    9/18/00                358.56
ALBANY NY 12212-5124                                                     484.27
                                                               ------------------------------------------
BELL ATLANTIC  (212)947-7117                                           3,248.88         $        1,866.83
---------------------------------------------------------------------------------------------------------
BELL ATLANTIC  212M55-1447 864                    9/18/00                348.07
P.O. BOX 1100                                                            354.99
ALBANY          NY 12250-0001
                                                               ------------------------------------------
BELL ATLANTIC  212M55-1447 864                                           703.06         $          360.06
---------------------------------------------------------------------------------------------------------
BELL ATLANTIC 212 M55-0273 384                    7/27/00                303.42
P.O. BOX 1100
ALBANY          NY 12250-0001
                                                               ------------------------------------------
BELL ATLANTIC 212 M55-0273 384                                           303.42         $          616.90
---------------------------------------------------------------------------------------------------------
BELL ATLANTIC 212 M55-3286 383                    6/29/00                342.58
P.O. BOX 1100
ALBANY          NY 12250-0001
                                                               ------------------------------------------
BELL ATLANTIC 212 M55-3286 383                                           342.58         $          629.32
---------------------------------------------------------------------------------------------------------
BELL ATLANTIC 732-382-2882                        7/27/00                  2.62
PO BOX 4833
ACCT#732-382-2882-458 52Y
TRENTON         NJ 08650-4833
                                                               ------------------------------------------
BELL ATLANTIC 732-382-2882                                                 2.62
---------------------------------------------------------------------------------------------------------
BELL ATLANTIC 732-680-9862                        6/29/00                161.05
PO BOX 4833
ACCT#732-680-9862-301 53Y
TRENTON         NJ 08650-4833
                                                               ------------------------------------------
BELL ATLANTIC 732-680-9862                                               161.05         $          324.60
---------------------------------------------------------------------------------------------------------
BELLSOUTH   (305)953-4411                         7/10/00                224.70
P.O. BOX 70807
CHARLOTTE       NC 28272-0807
                                                               ------------------------------------------
BELLSOUTH   (305)953-4411                                                224.70         $          555.54
---------------------------------------------------------------------------------------------------------
BOGO DESIGNS                                       7/7/00              2,225.00
50 WEST 34TH ST., #4A8                                                 2,790.00

NEW YORK        NY 10001                          7/28/00              3,100.00
212-465-9964
                                                               ------------------------------------------
BOGO DESIGNS                                                           8,115.00         $       51,035.00
---------------------------------------------------------------------------------------------------------
BONNIE DOOLEY                                     7/24/00              1,575.00
167 WOODLAND AVE., #2                             7/27/00              1,800.00
YONKERS         NY 10703                          8/25/00              1,620.00
                                                               ------------------------------------------
BONNIE DOOLEY                                                          4,995.00         $        1,800.00
---------------------------------------------------------------------------------------------------------
BRA-TECH MOLDERS INC.                              7/7/00              1,284.98
4100 N. POWERLINE ROAD                                                 1,375.72
POMPANO BEACH   FL 33073                                                 976.04
954-956-7447                                      7/18/00              1,374.25
                                                                       1,346.13
                                                                       1,410.71
                                                                       2,136.56
                                                               ------------------------------------------
BRA-TECH MOLDERS INC.                                                  9,904.39         $       14,992.88
---------------------------------------------------------------------------------------------------------
BRIAN WEAVER                                      7/13/00              2,215.58
4 JENNIE CT.                                                           3,533.28
CEDAR GROVE     NJ 07009                          8/25/00                885.99
973-837-1883                                                             339.03
                                                                         159.97
                                                               ------------------------------------------
BRIAN WEAVER                                                           7,133.85
---------------------------------------------------------------------------------------------------------
BROWN SIMPSON STRATEGIC GROWTH                    6/28/00             21,875.00
FUND, L.P.                                        6/28/00             40,625.00
152 WEST 57TH ST., 40TH FLOOR
NEW YORK        NY 10019
                                                               ------------------------------------------
BROWN SIMPSON STRATEGIC GROWTH                                        62,500.00         $    5,062,500.00
---------------------------------------------------------------------------------------------------------
BRU-MAR MFG. CO., INC.                            6/27/00              3,230.50
606 N 7TH & ALLEN ST.                                                  3,107.56
ALLENTOWN       PA 18105                           7/7/00              6,466.80
610-433-7559                                                           4,680.00
                                                                       4,335.50
                                                                          (6.50)
                                                  7/13/00              2,964.00
                                                                       2,868.10
                                                  7/24/00              4,000.00
                                                                       1,795.20
                                                                          (5.10)
                                                  7/28/00              6,879.80
                                                                       4,387.29
                                                                         (20.40)
                                                               ------------------------------------------
BRU-MAR MFG. CO., INC.                                                44,682.75         $        8,497.50
---------------------------------------------------------------------------------------------------------
C.M.S. INC.                                       6/26/00              7,272.00
21-16 44TH ROAD                                   6/26/00              8,028.00
L.I.C.          NY 11101                          6/28/00              8,919.00
718-784-0455                                      6/28/00              9,078.75
                                                                          (3.00)
                                                                         209.00
                                                  6/28/00              7,788.75
                                                   7/7/00              5,495.75

                                                                       5,951.75
                                                                         (18.75)
                                                   7/7/00              9,467.25
                                                                       5,871.25
                                                  7/13/00              8,946.00
                                                  7/13/00              9,744.00
                                                  7/13/00              5,989.50
                                                  7/13/00              8,436.00
                                                                          (1.50)
                                                  7/21/00              6,624.00
                                                  7/21/00              6,594.00
                                                  7/21/00             10,597.50
                                                                          (3.00)
                                                                           6.00
                                                  7/27/00              3,828.00
                                                                       3,513.00
                                                                         (31.50)
                                                                          10.25
                                                  7/27/00                100.50
                                                  7/28/00             14,016.00
                                                  7/28/00              7,422.00
                                                                          (6.00)
                                                               ------------------------------------------
C.M.S. INC.                                                          153,844.50         $        1,318.00
---------------------------------------------------------------------------------------------------------
C-AIR CUSTOMHOUSE BROKERS                         7/10/00              5,595.20
153-66 ROCKAWAY BLVD                                                      35.00
JAMAICA         NY  11434                                              1,040.18
718-978-1000                                                          28,297.90
                                                  7/28/00              3,676.20
                                                                         410.00
                                                                       4,238.40
                                                                         121.00
                                                                         418.82
                                                                         459.35
                                                                       8,245.71
                                                                         624.75
                                                                         109.00
                                                                          51.00
                                                                         429.35
                                                                         144.00
                                                                          88.40
                                                                         261.80
                                                                       1,535.00
                                                                       1,939.00
                                                                       1,550.00
                                                                         553.37
                                                                       1,562.27
                                                                         115.51
                                                                          35.00
                                                                       1,290.97

                                                                       1,027.63
                                                                         716.61
                                                                          41.00
                                                                         173.00
                                                                         351.23
                                                  9/12/00             21,039.71
                                                                       3,451.98
                                                                         121.00
                                                                         121.00
                                                                         121.00
                                                                         121.00
                                                                         121.00
                                                               ------------------------------------------
C-AIR CUSTOMHOUSE BROKERS                                             90,233.34         $       93,284.17
---------------------------------------------------------------------------------------------------------
CANNES 2000 SWIMWEAR INC.                         6/27/00             29,919.90
40-20 22ND STREET                                                        (35.00)
LONG ISLAND CITY, NY 11101                         7/7/00             25,795.00
718-786-4323                                                            (215.00)
                                                                         324.80
                                                  7/13/00             21,327.50
                                                  7/24/00              6,659.90
                                                                           6.35
                                                  7/28/00              9,455.75
                                                               ------------------------------------------
CANNES 2000 SWIMWEAR INC.                                             93,239.20         $       23,192.75
---------------------------------------------------------------------------------------------------------
CDW COMPUTER CENTERS, INC.                         7/7/00              1,303.72
P.O. BOX 75723                                                            80.19
CHICAGO         IL 60675-5723
847-465-6000
                                                               ------------------------------------------
CDW COMPUTER CENTERS, INC.                                             1,383.91         $        1,712.82
---------------------------------------------------------------------------------------------------------
CELLULAR ONE -ACCT#13420047-6                     6/28/00                569.14
NEW BRUNSWICK                                                             95.04
NEWARK          NJ 07101-7851
800-804-4046
                                                               ------------------------------------------
CELLULAR ONE -ACCT#13420047-6                                            664.18         $           95.34
---------------------------------------------------------------------------------------------------------
CENTRAL PARKING SYSTEM                            7/27/00                425.00
239-261 W. 40TH ST.                                9/8/00                425.00
NEW YORK        NY 10018
A#3702193-0098   212-730-8333
                                                               ------------------------------------------
CENTRAL PARKING SYSTEM                                                   850.00
---------------------------------------------------------------------------------------------------------
CHANGES                                           6/29/00                383.11
440 WEST 27 STREET                                                     1,534.40
HIALEAH         FL 33010                                                 106.40
305-888-5419                                                           2,615.20
                                                  7/13/00              4,564.00
                                                  7/25/00             10,000.00
                                                  7/28/00                106.25
                                                                          20.00
                                                                       1,687.50
                                                                       4,364.00
                                                               ------------------------------------------
CHANGES                                                               25,380.86         $       43,577.23

---------------------------------------------------------------------------------------------------------
CHARBET, INC.                                     8/31/00             70,200.00
299 CHURCH ST.
ALTON           RI 02894
401-364-7751
                                                               ------------------------------------------
CHARBET, INC.                                                         70,200.00         $        1,028.99
---------------------------------------------------------------------------------------------------------
CHARLES VALDERRAMA                                6/28/00                540.00
1739 ZEREGA AVENUE                                7/13/00              1,120.00
BRONX           NY 10462                          7/25/00                900.00
718-829-6489
                                                               ------------------------------------------
CHARLES VALDERRAMA                                                     2,560.00         $        4,180.00
---------------------------------------------------------------------------------------------------------
CHIANTI INT'L INC.(CHIANTI KIM                    7/24/00                467.46
IREH BLDG 3F, 3-20                                7/11/00              8,631.00
CHUNGDAM - 2 DONG, GANGNAM-GU,                    7/11/00             46,368.00
SEOUL, KOREA                                      7/11/00             26,208.00
                                                  7/20/00              9,742.01
                                                  7/28/00              4,402.92
                                                  7/20/00              8,763.55
                                                   8/2/00             14,770.00
                                                                      13,790.40
                                                                       1,428.02
                                                  8/29/00            181,440.00
                                                   8/7/00             10,991.48
                                                   8/7/00             14,515.20
                                                   8/8/00              4,989.60
                                                   8/7/00             28,029.45
                                                   8/7/00             22,534.84
                                                               ------------------------------------------
CHIANTI INT'L INC.(CHIANTI KIM                                       397,071.93         $       87,658.47
---------------------------------------------------------------------------------------------------------
CIGNA HEALTHCARE OF TN INC.                       7/10/00              1,495.87
PO BOX 40260                                                           1,495.83
ATLANTA         GA 31192-0260                     9/22/00              1,495.83
800-244-5920                                                             831.03
                                                                       1,495.83
                                                                         664.84
                                                               ------------------------------------------
CIGNA HEALTHCARE OF TN INC.                                            7,479.23
---------------------------------------------------------------------------------------------------------
COLLEGIATE LICENSING CO.                           9/6/00             22,857.00
320 INTERSTATE NORTH, STE 102                                          5,802.12
ATLANTA         GA 30339
770-956-0520
                                                               ------------------------------------------
COLLEGIATE LICENSING CO.                                              28,659.12
---------------------------------------------------------------------------------------------------------
COLOR IT, INC.                                     7/7/00              3,603.60
9305 N.W. 101 STREET
MEDLEY          FL 33178
305-887-3580
                                                               ------------------------------------------
COLOR IT, INC.                                                         3,603.60         $          392.70
---------------------------------------------------------------------------------------------------------
CONNECTICUT GENERAL LIFE                          7/13/00              2,504.46
INSURANCE COMPANY                                 9/22/00              5,365.27
PO BOX 75035                                                          (1,300.28)
CHARLOTTE       NC 28275

                                                               ------------------------------------------
CONNECTICUT GENERAL LIFE                                               6,569.45
---------------------------------------------------------------------------------------------------------
CONSORTIUM ENTERPRISES                            6/29/00              1,740.00
3777  N.W. 46TH STREET                                                   300.00
MIAMI           FL 33142                                                 969.60
305-799-1567                                                           2,400.00
                                                   7/7/00              2,400.00
                                                                       2,448.00
                                                  7/25/00              5,000.00
                                                  7/28/00             11,870.70
                                                               ------------------------------------------
CONSORTIUM ENTERPRISES                                                27,128.30         $        7,960.00
---------------------------------------------------------------------------------------------------------
CONSUMER MARKETING, INC.                           9/6/00             16,477.44
5515 VISTA MEADOW DRIVE
DALLAS          TX 75248
972-713-7980
                                                               ------------------------------------------
CONSUMER MARKETING, INC.                                              16,477.44
---------------------------------------------------------------------------------------------------------
CONTINENTAL FABRICS INC                           6/27/00              3,347.71
391 AUBURN STREET
ALLENTOWN       PA 18103
610-8204156
                                                               ------------------------------------------
CONTINENTAL FABRICS INC                                                3,347.71         $        2,347.92
---------------------------------------------------------------------------------------------------------
CONTINENTAL SPORTSWEAR                            7/10/00                496.80
135 WEST 27TH STREET                                                      54.24
NEW YORK        NY 10001                                                  22.80
212-966-3404                                                             634.56
                                                                          72.70
                                                                         315.36
                                                                         315.36
                                                  7/25/00              5,000.00
                                                               ------------------------------------------
CONTINENTAL SPORTSWEAR                                                 6,911.82         $       31,829.16
---------------------------------------------------------------------------------------------------------
COPELCO CAPITAL, INC.#6483801                     7/28/00              3,147.36
P.O. BOX 41647
PHILADELPHIA    PA 19101-1647
800-633-4594
                                                               ------------------------------------------
COPELCO CAPITAL, INC. #6483801                                         3,147.36         $        9,296.58
---------------------------------------------------------------------------------------------------------
COPELCO CAPITAL, INC. #0412790                    7/28/00              1,395.34
1 INTERNATIONAL BLVD.
10TH FLOOR
PHILADELPHIA    PA 19136
215-335-1700
                                                               ------------------------------------------
COPELCO CAPITAL, INC. #0412790                                         1,395.34         $       97,774.61
---------------------------------------------------------------------------------------------------------
CY GARMENT HANDLING & SERVICE                     7/28/00              6,845.74
523 NEW BRUNSWICK ROAD
SOMERSET        NJ 08873
732-247-2652
                                                               ------------------------------------------
CY GARMENT HANDLING & SERVICE                                          6,845.74
---------------------------------------------------------------------------------------------------------
DDL TRAVEL                                         9/5/00              9,550.40
55 WEST 47TH STREET, 1050
NEW YORK        NY 10036
914-362-4569

                                                               ------------------------------------------
DDL TRAVEL                                                             9,550.40
---------------------------------------------------------------------------------------------------------
DECKER TRANSPORTATION CO.,INC                     7/13/00                420.00
PO BOX 140                                                             2,891.42
96 ROUTE 23
RIVERDALE       NJ 07457
973-835-4333
                                                               ------------------------------------------
DECKER TRANSPORTATION CO.,INC                                          3,311.42         $        1,036.20
---------------------------------------------------------------------------------------------------------
DELTA APPAREL                                     7/20/00             15,818.40
P.O. BOX 930419                                                        5,586.48
ATLANTA         GA 31193-0419                                          1,582.56
212-2441613                                                           12,000.00
                                                  7/26/00             11,184.00
                                                                      24,000.00
                                                   8/2/00              5,530.08
                                                                         450.72
                                                                      16,621.20
                                                                      11,603.52
                                                   8/9/00              6,901.20
                                                                      18,453.60
                                                                       4,204.80
                                                                       1,108.00
                                                                       1,797.12
                                                                         804.40
                                                                         698.68
                                                  8/16/00             16,588.08
                                                                       7,056.00
                                                                         410.40
                                                                       6,901.20
                                                                       2,527.20
                                                                         360.00
                                                               ------------------------------------------
DELTA APPAREL                                                        172,187.64         $      134,475.53
---------------------------------------------------------------------------------------------------------
DIANE KELLEY                                      6/28/00                130.98
                                                  7/20/00                197.77
                                                  7/27/00                309.06
                                                               ------------------------------------------
DIANE KELLEY                                                             637.81
---------------------------------------------------------------------------------------------------------
DISNEY ENTERPRISES,INC-ROYALTY                    6/30/00              7,436.00
WACHOVIA SOUTH METRO CENTER
DEI SOUTH P.O. BOX 101947
ATLANTA         GA 30392
                                                               ------------------------------------------
DISNEY ENTERPRISES, INC-ROYALTY                                        7,436.00         $      457,720.96
---------------------------------------------------------------------------------------------------------
DONNKENNY APPAREL, INC.                           9/15/00             25,000.00
1411 BROADWAY, 10TH FLOOR                         9/18/00             25,000.00
NEW YORK, NY 10018                                9/19/00             25,000.00
                                                               ------------------------------------------
DONNKENNY APPAREL, INC.                                               75,000.00
---------------------------------------------------------------------------------------------------------
DUCEVENY                                          7/31/00              6,700.00
SUITE 1208 TOWER 1 CHINA                          7/31/00            135,126.00
HONG KONG CITY 33 CANTON                           8/4/00            125,280.00

DUCEVENY                                                             267,106.00
---------------------------------------------------------------------------------------------------------
ELISHEVA ROTHSTEIN                                6/28/00                251.89
                                                                       1,115.17
                                                  8/25/00                438.35
                                                               ------------------------------------------
ELISHEVA ROTHSTEIN                                                     1,805.41
---------------------------------------------------------------------------------------------------------
ELITE MODEL MANAGEMENT CORP.                       7/7/00                315.00
111 EAST 22ND STREET                                                     210.00
NEW YORK        NY 10010                                                 210.00
212-529-9594                                      7/24/00                210.00
                                                                         150.00
                                                                         210.00
                                                                         210.00
                                                                         150.00
                                                               ------------------------------------------
ELITE MODEL MANAGEMENT CORP.                                           1,665.00         $          990.00
---------------------------------------------------------------------------------------------------------
ELIZABETH MILLER                                  7/20/00              7,768.83
3625 MEADOWLAKE
HOUSTON         TX 77027
                                                               ------------------------------------------
ELIZABETH MILLER                                                       7,768.83         $      111,922.20
---------------------------------------------------------------------------------------------------------
ENDSDOWN ENTERPRISES LTD.                          7/7/00              1,197.62
P.O. BOX 13700-1349                                                    1,567.42
PHILADELPHIA    PA 19191-1349                     7/18/00                261.95
561-841-9424                                                              47.06
                                                                         271.67
                                                                         419.81
                                                                          88.05
                                                                         425.68
                                                                          51.39
                                                               ------------------------------------------
ENDSDOWN ENTERPRISES LTD.                                              4,330.65         $        7,472.65
---------------------------------------------------------------------------------------------------------
E-PAC, USA, INC.                                  7/28/00                670.80
400 SYLVAN AVE., PO BOX 1257
ENGLEWOOD CLIFFS, NJ 07632
201-871-6858
                                                               ------------------------------------------
E-PAC, USA, INC.                                                         670.80         $       19,202.00
---------------------------------------------------------------------------------------------------------
EXCEL EMBROIDERY L.L.C.                           7/10/00              1,536.10
687 LEHIGH AVENUE                                                      1,047.33
UNION           NJ 07083                                                 950.30
908-686-9006                                                             397.54
                                                                         410.40
                                                                       1,492.80
                                                                         924.00
                                                                         483.84
                                                                       2,007.95
                                                                         406.08
                                                                         432.00
                                                  7/25/00              5,000.00
                                                               ------------------------------------------
EXCEL EMBROIDERY L.L.C.                                               15,088.34         $       26,362.31
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 1620-50346                            6/29/00                  5.12
PO BOX 1140                                                                5.12

MEMPHIS         TN  38101-114                                             58.66
ACCT #1620-50346  800-622-1147                                            (5.12)
                                                                       1,094.79
                                                                          26.26
                                                                         887.14
                                                  7/24/00                  6.85
                                                               ------------------------------------------
FEDEX  ACT# 1620-50346                                                 2,078.82         $       48,689.55
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 1620-50347                                                    16.20
PO BOX 1140
MEMPHIS         TN  38101-114
                                                               ------------------------------------------
FEDEX  ACT# 1620-50347                                                    16.20
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 1620-50348                                                 9,736.25
PO BOX 1140
MEMPHIS         TN  38101-114
                                                               ------------------------------------------
FEDEX  ACT# 1620-50348                                                 9,736.25
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 1620-50349                                                 1,758.19
PO BOX 1140
MEMPHIS         TN  38101-114
                                                               ------------------------------------------
FEDEX  ACT# 1620-50349                                                 1,758.19
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 1620-50350                                                 1,540.15
PO BOX 1140
MEMPHIS         TN  38101-114
                                                               ------------------------------------------
FEDEX  ACT# 1620-50350                                                 1,540.15
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 1620-50351                                                 1,421.39
PO BOX 1140
MEMPHIS         TN  38101-114
                                                               ------------------------------------------
FEDEX  ACT# 1620-50351                                                 1,421.39
---------------------------------------------------------------------------------------------------------
FEDEX  ACT# 2392-5937-5                           6/29/00              1,248.36
PO BOX 1140                                                              343.48
MEMPHIS         TN  38101-114                                            359.08
                                                                          19.76
                                                                         455.40
                                                               ------------------------------------------
FEDEX  ACT# 2392-5937-5                                                2,426.08         $        5,122.33
---------------------------------------------------------------------------------------------------------
FEDEX  ACT#2416-0709-7                            6/29/00                819.25
PO BOX 1140
MEMPHIS         TN  38101-114
                                                               ------------------------------------------
FEDEX  ACT#2416-0709-7                                                   819.25         $       10,768.75
---------------------------------------------------------------------------------------------------------
FIRST INSURANCE FUNDING CORP.                      7/7/00             22,052.00
135 S. LASALLE STREET                             7/20/00             22,052.00
DEPT. 8075                                        9/11/00             24,257.20
CHICAGO         IL 60674-8075                                          1,102.60
                                                               ------------------------------------------
FIRST INSURANCE FUNDING CORP.                                         69,463.80         $       48,514.40
---------------------------------------------------------------------------------------------------------
FIRST REHABILITATION LIFE                         7/25/00              1,041.90

P.O. BOX 29153
NEW YORK        NY 10087-9153
                                                               ------------------------------------------
FIRST REHABILITATION LIFE                                              1,041.90
---------------------------------------------------------------------------------------------------------
FIRST UNION NATIONAL BANK                          8/4/00              4,446.70
VEHICLE LEASING DEPT.
P.O. BOX 96002
CHARLOTTE       NC 28296-0020
#303012-275883   800-345-1000
                                                               ------------------------------------------
FIRST UNION NATIONAL BANK                                              4,446.70         $           30.00
---------------------------------------------------------------------------------------------------------
FIRST UNUM INSURANCE COMPANY                      7/13/00              1,988.79
33214 TREASURY CENTER                                                 (1,623.25)
CHICAGO         IL 60694-3200                     9/22/00              1,867.89
                                                                       1,772.19
                                                               ------------------------------------------
FIRST UNUM INSURANCE COMPANY                                           4,005.62         $              --
---------------------------------------------------------------------------------------------------------
FLIGHT COURIER                                     7/7/00                990.00
P.O. BOX 764, 2ND FLOOR                                                  (65.00)
HILLSIDE        NJ 07205-764                      7/18/00                510.00
908-964-6868
                                                               ------------------------------------------
FLIGHT COURIER                                                         1,435.00         $          595.00
---------------------------------------------------------------------------------------------------------
FLORENCE PAPER CORP.                              7/18/00              1,120.00
10 MINUE STREET                                                          713.69
CARTERET        NJ 07008                                               1,120.00
908-969-0005                                                             145.70
                                                                         649.60
                                                                         470.40
                                                                         245.42
                                                                         490.90
                                                                         490.90
                                                               ------------------------------------------
FLORENCE PAPER CORP.                                                   5,446.61         $       90,147.68
---------------------------------------------------------------------------------------------------------
FORMAN INTERNATIONAL LTD.                         9/22/00                363.00
98 CUTTER MILL ROAD                                                      550.00
GREAT NECK      NY 11021                                               4,049.00
516-482-1010                                                          17,902.00
                                                               ------------------------------------------
FORMAN INTERNATIONAL LTD.                                             22,864.00
---------------------------------------------------------------------------------------------------------
FRANCESCO MONTANER                                7/18/00                315.66
FRANCESCO MONTANER                                8/25/00                293.45
FRANCESCO MONTANER                                 9/5/00                274.37
                                                               ------------------------------------------
FRANCESCO MONTANER                                                       883.48         $          282.90
---------------------------------------------------------------------------------------------------------
FRANCISCO RIVERA                                  8/28/00                673.08
1772 W.7TH ST.
BROOKLYN        NY 11223
                                                               ------------------------------------------
FRANCISCO RIVERA                                                         673.08
---------------------------------------------------------------------------------------------------------
FREIGHT TRANSPORTATION                            7/13/00              3,286.28
SPECIALISTS                                                            3,685.50
P.O. BOX 680250                                                        4,512.75
MIAMI           FL 33168                                               2,360.43
305-685-0300                                                           2,360.43
                                                   8/2/00              3,635.50
                                                                       2,105.60

                                                                       1,949.76
                                                                       2,945.00
                                                                       2,165.00
                                                                       2,165.00
                                                                         874.00
                                                                       3,502.17
                                                                       2,190.62
                                                                       2,166.36
                                                                         493.85
                                                                         703.16
                                                                         297.00
                                                  8/15/00              1,829.52
                                                                       4,676.83
                                                                       2,311.05
                                                                      15,693.15
                                                                         548.64
                                                               ------------------------------------------
FREIGHT TRANSPORTATION                                                66,457.60         $       25,347.87
---------------------------------------------------------------------------------------------------------
G & S COMPUTERIZED G.M.S. INC.                    6/27/00              1,118.40
1219 26TH STREET                                                       2,484.00
NORTH BERGEN    NJ 07047                          7/13/00              2,076.00
718-707-9957                                                           2,430.00
                                                                       1,228.50
                                                               ------------------------------------------
G & S COMPUTERIZED G.M.S. INC.                                         9,336.90         $       10,800.00
---------------------------------------------------------------------------------------------------------
G.J. FASHION CORP.                                6/27/00             23,797.50
40-20 22 STREET, 4TH FL.                                                (125.00)
LONG ISLAND CITY, NY 11101                        7/31/00             20,980.05
                                                                        (265.10)
                                                                         542.90
                                                  7/31/00             20,952.90
                                                               ------------------------------------------
G.J. FASHION GORP.                                                    65,883.25
---------------------------------------------------------------------------------------------------------
GE CAPITAL CPLC                                   7/10/00              1,791.17
P.O. BOX 2090                                                          1,791.11
PORTLAND        OR 97208-2090
                                                               ------------------------------------------
GE CAPITAL CPLC                                                        3,582.28         $        3,582.40
---------------------------------------------------------------------------------------------------------
GEORGE COMFORT & SONS, INC.                        7/7/00              1,238.27
200 MADISON AVE.                                   7/7/00              1,332.11
NEW YORK        NY 10016
LEASE#038-1414   212-481-1122
                                                               ------------------------------------------
GEORGE COMFORT & SONS, INC.                                            2,570.38         $        5,648.60
---------------------------------------------------------------------------------------------------------
GLINTON ENTERPRISES CO.                           6/29/00                849.03
PO BOX 87-38                                                           7,714.00
TAIPEI          TA WAN  R.O.C                                         14,104.50
02-7644172-3                                                          10,841.04
                                                                       5,538.29
                                                                       2,708.37
                                                                         792.46
                                                   7/7/00              2,170.56
                                                                      25,134.38
                                                                       1,491.00

                                                                       2,877.53
                                                                       2,688.00
                                                                       2,877.53
                                                                       4,718.62
                                                  7/13/00              5,359.20
                                                                       2,713.20
                                                                       1,827.00
                                                                      14,910.00
                                                                      16,713.62
                                                               ------------------------------------------
GLINTON ENTERPRISES CO.                                              126,028.33         $       52,355.59
---------------------------------------------------------------------------------------------------------
GMAC PAYMENT PROCESSING CENTER                    7/28/00                899.00
PO BOX 5180                                                              899.00
CAROL STREAM    IL 60197-5180
800-200-GMAC
                                                               ------------------------------------------
GMAC PAYMENT PROCESSING CENTER                                         1,798.00         $        2,831.85
---------------------------------------------------------------------------------------------------------
GOLDSTEIN GOLUB KESSLER LLP                       7/28/00             25,000.00
1185 AVENUE OF THE AMERICAS                       8/29/00             32,000.00
SUITE 500                                                             11,000.00
NEW YORK        NY 10036-2602
212-372-1800
                                                               ------------------------------------------
GOLDSTEIN GOLUB KESSLER LLP                                           68,000.00         $       38,213.00
---------------------------------------------------------------------------------------------------------
H. GREENBLATT & CO., INC.                         7/20/00             22,200.00
110 EAST 9TH STREET, C1363                                             3,650.00
LOS ANGELES     CA 90079                          8/31/00             22,200.00
213-624-9900                                                          40,757.50
                                                                      14,250.00
                                                               ------------------------------------------
H. GREENBLATT & CO., INC.                                            103,057.50         $       11,373.65
---------------------------------------------------------------------------------------------------------
HARRY FRANCO                                      7/13/00                619.90
HARRY FRANCO                                      8/25/00                638.71
HARRY FRANCO                                       9/5/00                674.21
HARRY FRANCO                                      9/15/00                593.91
HARRY FRANCO                                                              35.55
                                                               ------------------------------------------
HARRY FRANCO                                                           2,562.28         $          640.05
---------------------------------------------------------------------------------------------------------
HI-TECH SUPPLY INC.                                7/7/00                363.07
74 AVENUE O                                                              557.87
BROOKLYN        NY 11204                                               1,387.50
718-837-5400                                                             537.38
                                                                         738.21
                                                               ------------------------------------------
HI-TECH SUPPLY INC.                                                    3,584.03         $        7,067.48
---------------------------------------------------------------------------------------------------------
HOWARD SILVERS                                    7/13/00              5,881.34
7929 SOUTH BAY CURVE
EDEN PRAIRIE    MN 55347
                                                               ------------------------------------------
HOWARD SILVERS                                                         5,881.34         $        5,881.33
---------------------------------------------------------------------------------------------------------
HYMAN LANIADO                                     7/20/00              3,470.45
                                                  8/25/00              3,880.94
                                                                       9,935.22
                                                   9/5/00                406.58
                                                  9/15/00              2,793.67

                                                               ------------------------------------------
HYMAN LANIADO                                                         20,486.86         $          487.16
---------------------------------------------------------------------------------------------------------
IMAGINE                                           7/11/00             10,824.00
51 SAW MILL POND ROAD                             7/25/00              4,647.88
EDISON          NJ 08817                                               2,860.08
732-248-9000                                                             456.00
                                                                       2,700.00
                                                                          50.00
                                                  7/28/00              9,768.00
                                                                       2,453.85
                                                               ------------------------------------------
IMAGINE                                                               33,759.81         $       63,942.18
---------------------------------------------------------------------------------------------------------
IMAGINE CAPITAL INC.                              6/28/00              9,615.38
                                                  6/28/00              2,878.14
                                                   7/6/00              9,615.38
                                                  7/12/00              9,615.38
                                                  7/20/00              9,615.38
                                                  7/27/00              4,682.64
                                                  7/27/00              9,615.38
                                                   8/4/00              9,615.38
                                                               ------------------------------------------
IMAGINE CAPITAL INC.                                                  65,253.06
---------------------------------------------------------------------------------------------------------
INDIANA DEPARTMENT OF REVENUE                     6/30/00              1,112.00
100 N. SENATE AVENUE
INDIANAPOLIS    IN 46204-2253
                                                               ------------------------------------------
INDIANA DEPARTMENT OF REVENUE                                          1,112.00
---------------------------------------------------------------------------------------------------------
INGROUP LICENSING                                 6/27/00              4,661.00
11 PECAN VALLEY DRIVE
NEW CITY        NY 10956-5545
                                                               ------------------------------------------
INGROUP LICENSING                                                      4,661.00         $       18,761.42
---------------------------------------------------------------------------------------------------------
INKWORKS                                          6/29/00              2,700.00
4160 NW 132ND STREET                                                   7,281.00
OPA-LOCKA       FL 33054                                                 990.00
                                                   7/7/00              2,700.00
                                                                       2,700.00
                                                                       7,389.00
                                                  7/13/00              2,700.00
                                                                       5,328.00
                                                                       2,962.80
                                                  7/28/00              1,768.00
                                                                       1,294.60
                                                                       1,026.90
                                                                         408.00
                                                                       1,404.00
                                                               ------------------------------------------
INKWORKS                                                              40,652.30         $       31,179.40
---------------------------------------------------------------------------------------------------------
INTERNATIONAL MERCHANDISE                         7/19/00            108,425.52
240 WEST 35TH STREET                              8/21/00            170,406.00
SUITE 504
NEW YORK        NY 10001
                                                               ------------------------------------------
INTERNATIONAL MERCHANDISE                                            278,831.52
---------------------------------------------------------------------------------------------------------
INTERNATIONAL MOTOR FREIGHT                       7/24/00                 12.50

120 TYLER STREET                                                         233.44
PORT NEWARK     NJ 07114                                                 177.50
973-589-4001                                                             157.50
                                                                         204.00
                                                                         233.44
                                                               ------------------------------------------
INTERNATIONAL MOTOR FREIGHT                                            1,018.38         $        1,198.69
---------------------------------------------------------------------------------------------------------
INWOO CORPORATION                                  8/1/00             10,000.00
                                                               ------------------------------------------
INWOO CORPORATION                                                     10,000.00
---------------------------------------------------------------------------------------------------------
JACK MCCLINTOCK                                   7/13/00              3,424.49
                                                               ------------------------------------------
JACK MCCLINTOCK                                                        3,424.49         $           25.20
---------------------------------------------------------------------------------------------------------
JAGUAR CREDIT #010010213702                        7/7/00              1,254.88
DEPARTMENT 5560701
PO BOX 55000
DETROIT         MI 48255-0607
#01 0010 213702  800-945-7000
                                                               ------------------------------------------
JAGUAR CREDIT #010010213702                                            1,254.88         $        2,559.76
---------------------------------------------------------------------------------------------------------
JAMIE DULICK                                      7/13/00              2,907.66
7817 BUSH LAKE DRIVE                              7/20/00                449.57
BLOOMINGTON     MN 55438                          8/25/00              3,370.97
952-942-7099                                                             735.08
                                                                       1,466.19
                                                                       1,240.30
                                                   9/5/00              1,702.68
                                                                       1,745.37
                                                               ------------------------------------------
JAMIE DULICK                                                          13,617.82         $          638.04
---------------------------------------------------------------------------------------------------------
JAMIE HO                                           9/5/00              3,113.98
                                                               ------------------------------------------
JAMIE HO                                                               3,113.98
---------------------------------------------------------------------------------------------------------
JILL E. PALESE                                    7/24/00              2,403.85
151 CHARLES ST., #1                                                      735.15
BOSTON          MA 02114                          6/28/00                806.31
610-557-0955                                      6/28/00                672.02
                                                                         781.78
                                                               ------------------------------------------
JILL E. PALESE                                                         5,399.11
---------------------------------------------------------------------------------------------------------
JOSEPH BOSLEGO                                                         4,627.32
C/O JEWELTEX                                                             (31.87)
                                                  6/27/00                728.40
                                                                       2,225.00
                                                   7/7/00                (39.00)
                                                                       1,755.00
                                                               ------------------------------------------
JOSEPH BOSLEGO                                                         9,264.85         $        2,517.20
---------------------------------------------------------------------------------------------------------
JOSEPH RODRIGUEZ                                  7/13/00                768.79
                                                                         673.47
                                                  7/13/00                668.29
                                                               ------------------------------------------
JOSEPH RODRIGUEZ                                  8/25/00              2,110.55                    663.78
---------------------------------------------------------------------------------------------------------
JOWET GARMENTS FACTORY, INC.                       9/8/00             16,667.00
C/O JOSEPH KERENDIAN                                                  16,667.00

3540 WILSHIRE BLVD, SUITE 600                      7/1/00             16,666.00
LOS ANGELES     CA 90010
                                                               ------------------------------------------
JOWET GARMENTS FACTORY, INC.                       8/1/00             50,000.00
---------------------------------------------------------------------------------------------------------
JULIE KRAWCZUK                                     9/1/00              7,931.27
                                                                         382.50
                                                  6/28/00             (1,000.00)
                                                                         150.00
                                                                         663.38
                                                               ------------------------------------------
JULIE KRAWCZUK                                    7/13/00              8,127.15                    413.54
---------------------------------------------------------------------------------------------------------
JUSTIN SIEGEL                                     8/25/00              1,051.00
5920 FOOTHILL DRIVE                                                       75.00
LOS ANGELES     CA 90068
                                                               ------------------------------------------
JUSTIN SIEGEL                                     8/25/00              1,126.00
---------------------------------------------------------------------------------------------------------
LADY LADY FASHION                                 7/24/00             30,000.00
39-26 24TH STREET                                                        395.37
L.I.C.          NY 11101                           7/7/00             76,498.29
718-729-9757                                      7/25/00              1,452.60
                                                                       5,013.90
                                                                     (45,000.00)
                                                                        (100.80)
                                                                        (150.00)
                                                                      (1,000.68)
                                                                     (10,042.66)
                                                                      (2,391.61)
                                                                     (15,693.15)
                                                                      29,378.90
                                                               ------------------------------------------
LADY LADY FASHION                                                     68,360.16
---------------------------------------------------------------------------------------------------------
LAURIE ALLYN                                      8/25/00              1,722.08
4869 TOPANGA CYN BL 5                                                  1,950.00
WOODLAND HILLS  CA 91364-4259                     7/13/00              1,939.66
818-610-8992                                                             905.64
                                                  8/25/00                124.82
                                                                         467.20
                                                                         651.75
                                                               ------------------------------------------
LAURIE ALLYN                                                           7,761.15
---------------------------------------------------------------------------------------------------------
LES PAPILLONS DESIGN STUDIO                       9/15/00              1,625.00
212 W 35TH STREET
5TH FLOOR
NEW YORK        NY 10001
212-868-2270
                                                               ------------------------------------------
LES PAPILLONS DESIGN STUDIO                                            1,625.00
---------------------------------------------------------------------------------------------------------
LISA COLE                                         7/20/00              1,828.38
                                                                         239.94
                                                               ------------------------------------------
LISA COLE                                         8/25/00              2,068.32
---------------------------------------------------------------------------------------------------------
MAIL BOXES INC                                    6/29/00                 41.66
902 A SOUTH WALTON BLVD.                                                 897.73

SUITE 1                                            7/7/00                 89.31
BENTONVILLE     AR 72712                                                 292.54
501-273-3909                                                             106.64
                                                                          28.18
                                                               ------------------------------------------
MAIL BOXES INC                                    7/13/00              1,456.06         $        1,306.50
---------------------------------------------------------------------------------------------------------
MAYA LEVY                                         9/11/00              1,360.00
535 3RD AVE., APT 5C                                                   1,340.00
NEW YORK        NY 10016                           7/7/00                960.00
                                                  7/13/00                245.35
                                                               ------------------------------------------
MAYA LEVY                                                              3,905.35
---------------------------------------------------------------------------------------------------------
MC PROPERTIES                                     7/18/00              5,955.21
C/O FLETCHER BRIGHT CO.
537 MARKET STREET, SUITE #400
CHATTANOOGA     TN 37402
                                                               ------------------------------------------
MC PROPERTIES                                                          5,955.21         $      100,025.49
---------------------------------------------------------------------------------------------------------
MCI WORLDCOM                                      7/20/00              4,787.07
P.O. BOX 70928                                                         4,980.38
CHICAGO         IL 60673-0928                     6/29/00              5,072.32
                                                               ------------------------------------------
MCI WORLDCOM                                                          14,839.77         $       20,830.27
---------------------------------------------------------------------------------------------------------
MEGA SHIPPING AND FORWARDING                                           1,094.68
317 MADISON AVE., SUITE 1512                                           1,047.50
NEW YORK,       NY 10017                          6/28/00              1,410.00
212-818-9890                                      6/29/00              2,266.80
                                                  7/10/00              2,775.00
                                                                       2,775.00
                                                  7/27/00              7,777.20
                                                                       9,883.70
                                                  8/25/00             16,025.60
                                                                         378.32
                                                                       3,542.40
                                                                       2,310.00
                                                                       8,727.50
                                                                      15,669.50
                                                   9/6/00              8,200.20
                                                                      11,453.25
                                                                       2,775.00
                                                                       1,971.00
                                                               ------------------------------------------
MEGA SHIPPING AND FORWARDING                                         100,082.65         $       37,816.70
---------------------------------------------------------------------------------------------------------
MEYERS, SAXON & COLE                              8/25/00                750.00
3620 QUENTIN ROAD
BROOKLYN        NY 11234
                                                               ------------------------------------------
MEYERS, SAXON & COLE                                                     750.00
---------------------------------------------------------------------------------------------------------
MICHAEL LISTA                                     9/15/00              1,923.08
315 3RD STREET                                                         1,923.08
JERSEY CITY     NJ 07302-2605                     6/28/00              1,923.08
                                                   7/6/00              1,923.08
                                                  7/12/00              1,923.08
                                                  7/20/00              1,923.08
                                                               ------------------------------------------
MICHAEL LISTA                                     7/27/00             11,538.48

---------------------------------------------------------------------------------------------------------
MILBERG FACTORS, INC.                              8/4/00                275.00
99 PARK AVE.                                                           1,167.90
NEW YORK        NY 10016                          7/13/00                316.05
                                                                         176.40
                                                                         411.05
                                                                         453.00
                                                                         302.29
                                                   9/6/00                907.24
                                                                         346.81
                                                                         863.24
                                                                         549.50
                                                                         281.75
                                                                          43.25
                                                                         278.07
                                                                       1,021.70
                                                                         738.52
                                                                         366.25
                                                                         307.90
                                                                          54.18
                                                                         174.28
                                                                         430.40
                                                                         178.70
                                                                         396.10
                                                               ------------------------------------------
MILBERG FACTORS, INC.                                                 10,039.58
---------------------------------------------------------------------------------------------------------
MILBET DEL CID                                                           800.00
6023 BELLINGHAM AVE.                                                     600.00
NORTH HOLLYWOOD CA 91606                          7/24/00                 54.34
818-508-4225                                                             550.00
                                                                          97.43
                                                                          56.33
                                                  7/28/00                550.00
                                                  8/25/00                400.00
                                                                       1,375.00
                                                               ------------------------------------------
MILBET DEL CID                                                         4,483.10
---------------------------------------------------------------------------------------------------------
MINOLTA BUSINESS SYSTEMS                                                 304.18
P.O. BOX 642333                                                          304.18
PITTSBURGH PA 15264-2333
ACCT#6667477-1   800-458-5424
                                                               ------------------------------------------
MINOLTA BUSINESS SYSTEMS                          6/29/00                608.36         $        2,788.47
---------------------------------------------------------------------------------------------------------
N.J. FAMILY SUPPORT CENTER                        6/30/00                110.00
P.O. BOX 4880                                                            144.00
RALEIGH         NC 27640-0500                     7/10/00                110.00
                                                                         144.00
                                                  7/20/00                144.00
                                                                         110.00
                                                               ------------------------------------------
N.J. FAMILY SUPPORT CENTER                         8/7/00                762.00
---------------------------------------------------------------------------------------------------------
NARROFLEX                                                              1,312.80
WENTWORTH TEXTILES INC.                                                  525.86
16 PASSAIC AVE., UNIT 1                           7/18/00              3,187.70

FAIRFIELD       NJ 07004
973-244-1276
                                                               ------------------------------------------
NARROFLEX                                                              5,026.36         $          350.10
---------------------------------------------------------------------------------------------------------
NEW HORIZON VISIONS                               7/27/00              6,728.00
189 SUNRISE HIGHWAY SUITE 304
ROCKVILLE CENTRE, NY 11570
516-536-0505
                                                               ------------------------------------------
NEW HORIZON VISIONS                                                    6,728.00         $        8,784.00
---------------------------------------------------------------------------------------------------------
NEW YORK BINDING CO., INC.                        7/13/00                339.00
43-01 22ND STREET                                                        102.00
LONG ISLAND CITY, NY 11101                         7/7/00                221.00
718-729-2454                                                             266.13
                                                                          91.10
                                                                           8.44
                                                                         529.00
                                                                          76.00
                                                                         214.50
                                                                          21.15
                                                                          28.75
                                                                         113.05
                                                                         111.09
                                                                         227.88
                                                                         425.55
                                                                         630.58
                                                                         147.80
                                                                         148.10
                                                                         242.40
                                                                         185.20
                                                                         147.75
                                                                         403.98
                                                  7/13/00                 90.00
                                                                          49.00
                                                                          22.05
                                                                         183.52
                                                                         142.50
                                                                         182.25
                                                               ------------------------------------------
NEW YORK BINDING CO., INC.                                             5,349.77         $        1,195.49
---------------------------------------------------------------------------------------------------------
NEXTEL ACCT#12381473-3                             7/7/00              1,097.32
P.O. BOX 820832
PHILADELPHIA    PA 19182-0832
                                                               ------------------------------------------
NEXTEL ACCT#12381473-3                                                 1,097.32         $        5,826.37
---------------------------------------------------------------------------------------------------------
NFL PROPERTIES, INC                               7/24/00              1,858.78
280 PARK AVENUE                                                       13,809.29
NEW YORK        NY 10017
212-450-2000
                                                               ------------------------------------------
NFL PROPERTIES, INC                                7/6/00             15,668.07
---------------------------------------------------------------------------------------------------------
NORMAN LEVY                                       7/13/00              1,000.00

                                                                         360.26
                                                  6/26/00                 28.65
                                                  8/25/00                 51.80
                                                                          36.70
                                                               ------------------------------------------
NORMAN LEVY                                                            1,477.41
---------------------------------------------------------------------------------------------------------
OAK TREE CORRECTIONS                              7/10/00              7,758.72
14 VAN DYKE AVENUE                                                    19,968.00
NEW BRUNSWICK   NJ 08901                           9/8/00                738.72
732-246-2700                                                           7,488.00
                                                   9/8/00                331.92
                                                                         600.00
                                                                      14,874.39
                                                               ------------------------------------------
OAK TREE CORRECTIONS                                                  51,759.75         $          600.00
---------------------------------------------------------------------------------------------------------
ONE INDEPENDENCE WAY                              7/13/00              2,298.39
IMPACT PERMANENT&TEMP. SERVICE                                        30,002.93
PRINCETON       NJ 08540                           7/7/00                567.00
609-514-0920                                                           1,877.40
                                                  7/13/00             16,062.58
                                                                       9,455.87
                                                                       6,600.00
                                                               ------------------------------------------
ONE INDEPENDENCE WAY                                                  66,864.17         $       71,762.63
---------------------------------------------------------------------------------------------------------
OXFORD HEALTH PLANS                               7/13/00             24,663.60
P.O. BOX 10275                                                           476.32
NEWARK          NJ 07193-0275                     7/28/00              5,824.17
                                                                      24,926.72
                                                                      (1,294.26)
                                                  8/24/00                929.96
                                                                       2,588.52
                                                                      25,000.00
                                                                         352.35
                                                  9/22/00              3,882.78
                                                  9/22/00                929.96
                                                               ------------------------------------------
OXFORD HEALTH PLANS                                                   88,280.12
---------------------------------------------------------------------------------------------------------
P&S PROPERTIES, LLC                                                    1,033.75
721 BROAD STREET                                                       1,033.75
SUITE 1010                                        7/28/00              1,033.75
CHATTANOOGA     TN 37402                                               1,033.75
                                                               ------------------------------------------
P&S PROPERTIES, LLC                                                    4,135.00         $        2,037.50
---------------------------------------------------------------------------------------------------------
PHOENIX                                                                   22.00
P.O. BOX 6466                                                            707.94
JERSEY CITY     NJ 07306                           7/7/00                 80.40
201-309-0022                                                              22.00
                                                                          22.00
                                                                          37.50
                                                  7/24/00                 52.70
                                                  9/22/00                 26.00
                                                                         101.70
                                                                       1,136.77
                                                                           5.00

                                                                         999.45
                                                                         192.50
                                                                         529.92
                                                                         812.60
                                                               ------------------------------------------
PHOENIX                                                                4,748.48         $          117.97
---------------------------------------------------------------------------------------------------------
PLASTICS SPOTLESS GROUP                           7/13/00              1,310.76
150 MOTOR PARKWAY                                                        977.76
SUITE 413                                          7/7/00                989.28
HAUPPAUGE       NY 11788                                               3,021.84
631-951-9000                                                             933.12
                                                                        (655.38)
                                                                      (1,511.00)
                                                                       9,892.80
                                                               ------------------------------------------
PLASTICS SPOTLESS GROUP                                               14,959.18         $       13,494.95
---------------------------------------------------------------------------------------------------------
PNH LIMITED                                       7/24/00              3,027.00
10/F, SUCCESS INDUSTRIAL BUILD.
7 KIN FAT ST., TUEN MUN,N.T.
HONG KONG
                                                               ------------------------------------------
PNH LIMITED                                                            3,027.00
---------------------------------------------------------------------------------------------------------
POLYSEW, INC.                                     6/26/00             15,000.00
ATTN: FRANK CHAN                                                      19,809.31
10638 E RUSH STREET
S E MONTE       CA 91733
323-855-6781
                                                               ------------------------------------------
POLYSEW, INC.                                      7/7/00             34,809.31         $       25,649.75
---------------------------------------------------------------------------------------------------------
PRIME TRANSPORT                                   7/25/00             25,000.00
150-40 183RD STREET                                                   11,612.76
SPRINGFIELD GARDENS, NY 11413                     8/31/00             30,420.46
718-632-1560                                       MANUAL             32,650.86
                                                                      12,588.43
                                                                      22,861.20
                                                               ------------------------------------------
PRIME TRANSPORT                                   7/24/00            135,133.71
---------------------------------------------------------------------------------------------------------
QRS CORPORATION  #940923008                       9/22/00                421.06
DEPARTMENT 05039                                                         293.23
P.O. BOX 39000
SAN FRANCISCO   CA 94139-5039
800-872-8255
                                                               ------------------------------------------
QRS CORPORATION  #940923008                       6/28/00                714.29         $          491.48
---------------------------------------------------------------------------------------------------------
QRS CORPORATION  #971120008                       9/22/00              2,013.70
DEPT. 05039
PO BOX 39000
SAN FRANCISCO   CA 94139-5039
                                                               ------------------------------------------
QRS CORPORATION  #971120008                                            2,013.70         $        2,347.17
---------------------------------------------------------------------------------------------------------
RAFAEL ALONSO                                     7/18/00                550.00
                                                                         360.38
                                                  6/28/00                540.00
                                                   7/6/00                540.00
                                                   7/7/00                180.35
                                                  7/12/00                575.00

                                                  7/20/00                510.00
                                                  7/25/00                115.43
                                                  7/27/00                625.00
                                                                         151.13
                                                   8/4/00                307.72
                                                  8/25/00                111.12
                                                                         293.19
                                                                         260.88
                                                                         123.55
                                                   9/8/00                182.05
                                                               ------------------------------------------
RAFAEL ALONSO                                                          5,425.80         $          589.23
---------------------------------------------------------------------------------------------------------
RAFAEL RAMIREZ                                    9/15/00              1,700.00
95 81 113TH STREET                                                     1,800.00
RICHMOND HILL   NY 11419                          7/13/00              1,162.00
917-449-9748                                                           1,266.00
                                                   8/3/00                150.00
                                                  9/15/00                150.00
                                                  9/20/00                193.00
                                                                         794.00
                                                                          75.00
                                                  9/22/00                 40.00
                                                                         220.00
                                                               ------------------------------------------
RAFAEL RAMIREZ                                                         7,550.00         $        2,720.50
---------------------------------------------------------------------------------------------------------
RANDSTAD                                                                 441.00
PO BOX 7247-0182                                                         448.00
PHILADELPHIA    PA 19170-0182                     7/25/00                525.00
                                                               ------------------------------------------
RANDSTAD                                                               1,414.00         $        4,686.20
---------------------------------------------------------------------------------------------------------
RANDY HANGERS L.L.C.                                                     160.00
25 EAST UNION AVE.                                                     4,625.00
EAST RUTHERFORD NJ 07073
201-842-6235
                                                               ------------------------------------------
RANDY HANGERS L.L.C.                              6/29/00              4,785.00         $       10,750.00
---------------------------------------------------------------------------------------------------------
RAYMOND OF NEW JERSEY, LLC.                       7/18/00              1,892.10
1000 BRIGHTON STREET                                                   1,086.50
UNION           NJ 07083                          7/24/00              1,590.00
908-624-9570                                                           1,033.50
                                                               ------------------------------------------
RAYMOND OF NEW JERSEY, LLC.                                            5,602.10         $       37,647.38
---------------------------------------------------------------------------------------------------------
RBG MERCHANDISING, INC.                           7/24/00             24,500.00
216 CARNATION DR.
FARMINGDALE     NY 11735
917-940-2535
                                                               ------------------------------------------
RBG MERCHANDISING, INC.                                               24,500.00
---------------------------------------------------------------------------------------------------------
RED CARTER                                        9/15/00              3,286.00
7250 FRANKLIN AVE., #410
LOS ANGELES     CA 90046
323-845-9585
                                                               ------------------------------------------
RED CARTER                                                             3,286.00
---------------------------------------------------------------------------------------------------------
REGAL PACKAGING, INC.                              7/7/00              1,309.00
1221 83RD STREET                                                       3,025.00

BROOKLYN        NY 11228                          7/24/00                926.40
                                                                       2,235.60
                                                                       1,695.75
                                                  7/28/00              1,584.00
                                                                         379.10
                                                                         374.65
                                                   9/8/00              2,350.00
                                                                       5,000.00
                                                               ------------------------------------------
REGAL PACKAGING, INC.                                                 18,879.50         $       36,291.19
---------------------------------------------------------------------------------------------------------
RENEE ROBERTSON                                   7/28/00              2,250.00
PMB 158                                                                1,800.00
757 S.E. 17th ST.
FT. LAUD.        FL 33316
401-849-2126
                                                               ------------------------------------------
RENEE ROBERTSON                                   7/25/00              4,050.00
---------------------------------------------------------------------------------------------------------
REPUBLIC BUSINESS CREDIT CORP.                    8/25/00             11,059.20
PO BOX 7777-W8720
PHILADELPHIA    PA 19175
                                                               ------------------------------------------
REPUBLIC BUSINESS CREDIT CORP.                                        11,059.20
---------------------------------------------------------------------------------------------------------
ROBERT MORABIA                                    7/13/00                 35.00
                                                                          27.05
                                                  7/20/00                 25.00
                                                                          38.35
                                                                       1,427.47
                                                                          28.00
                                                                         560.38
                                                               ------------------------------------------
ROBERT MORABIA                                    8/25/00              2,141.25
---------------------------------------------------------------------------------------------------------
ROCCO BRESCIA                                                            140.25
                                                                         837.32
                                                   7/7/00                541.62
                                                  7/18/00                629.72
                                                               ------------------------------------------
ROCCO BRESCIA                                     8/25/00              2,148.91
---------------------------------------------------------------------------------------------------------
ROGER GORDON                                       9/5/00              4,429.92
216 CARNATION DR.                                                      1,717.34
FARMINGDALE     NY 11735                          8/25/00                905.16
                                                                         731.44
                                                   9/5/00             20,885.00
                                                   9/5/00             22,000.00
                                                               ------------------------------------------
ROGER GORDON                                      9/22/00             50,668.86
---------------------------------------------------------------------------------------------------------
ROYAL PRINTING & WEAVING                          9/22/00              2,016.67
132 WEST 36TH ST.,7TH FLOOR                                            3,325.54
NEW YORK        NY  10018
212-465-1818
                                                               ------------------------------------------
ROYAL PRINTING & WEAVING                          7/18/00              5,342.21         $       45,406.56
---------------------------------------------------------------------------------------------------------
S. EDWARD INC.                                    7/28/00                 79.00
229 WEST 36TH ST., 11TH FL.                                              515.00
NEW YORK        NY 10018                          6/29/00                261.45
212-695-0305                                                             773.80

                                                                         599.73
                                                                      21,189.71
                                                                          15.90
                                                                          18.75
                                                                           6.50
                                                                         643.50
                                                                         502.55
                                                                         346.50
                                                                          72.00
                                                                         500.00
                                                                         880.00
                                                                         354.90
                                                                         215.75
                                                                         312.00
                                                                         408.45
                                                                       1,511.45
                                                                         351.81
                                                                         216.00
                                                                          40.00
                                                                         325.00
                                                                          16.50
                                                                       6,909.25
                                                                         150.00
                                                                         214.20
                                                                         516.25
                                                                         420.50
                                                                         432.00
                                                                         589.20
                                                                         656.90
                                                                         796.50
                                                                         453.65
                                                                          21.00
                                                                         540.75
                                                                         529.75
                                                                         292.50
                                                                      (1,727.31)
                                                                     (20,972.76)
                                                                      20,000.00
                                                                     137,018.70
                                                  7/10/00            (11,340.00)
                                                                     (12,600.00)
                                                                      (1,887.50)
                                                                     (40,950.00)
                                                                     (68,250.00)
                                                                      (1,991.20)
                                                                       7,114.50
                                                                       3,300.00
                                                  7/24/00              2,575.00
                                                                         787.05

                                                                         921.10
                                                                       5,500.00
                                                                       8,715.00
                                                                       1,010.00
                                                  7/28/00              6,800.00
                                                                         100.00
                                                                         789.35
                                                                         652.05
                                                                         207.75
                                                                         207.75
                                                                       5,950.00
                                                                       6,800.00
                                                                         450.00
                                                                       5,000.00
                                                                         306.15
                                                                         465.50
                                                                         469.80
                                                                         327.90
                                                                         961.25
                                                                         800.00
                                                                         580.50
                                                                       1,107.30
                                                                         329.20
                                                                         554.20
                                                                       2,042.55
                                                                       1,695.95
                                                                         484.05
                                                                         894.20
                                                                         327.12
                                                                         307.20
                                                                         189.00
                                                                         468.15
                                                                         173.50
                                                                         380.75
                                                                         475.38
                                                                         133.20
                                                                         241.86
                                                                         376.86
                                                                       1,757.85
                                                                         239.20
                                                                       2,000.00
                                                                         500.00
                                                                         299.76
                                                                         974.75
                                                                         103.50
                                                                         220.50
                                                                         840.00
                                                                         391.50
                                                                         205.60

                                                                         910.39
                                                                          90.00
                                                   8/3/00             29,901.13
                                                   MANUAL              1,800.00
                                                                      14,487.50
                                                                     (14,487.50)
                                                                      46,922.50
                                                                       8,220.00
                                                  8/31/00             57,142.50
                                                                      18,837.50
                                                               ------------------------------------------
S. EDWARD INC.                                                       282,306.43         $        6,311.26
---------------------------------------------------------------------------------------------------------
S.O.S. SALSON INC.(DARON DIV)                                            595.00
100 CAVEN POINT ROAD                                                     245.00
JERSEY CITY     NJ 07305                          7/10/00                900.00
201-413-9600                                                           2,000.00
                                                                         390.00
                                                                         225.00
                                                                         365.00
                                                                         428.00
                                                                       1,856.00
                                                                       1,856.00
                                                  7/25/00              1,250.00
                                                                       1,250.00
                                                                       3,434.00
                                                                       2,200.00
                                                  7/25/00                825.00
                                                  9/22/00                255.00
                                                                         310.00
                                                                         981.04
                                                                         265.00
                                                                         218.00
                                                                         185.00
                                                                         132.00
                                                                         132.00
                                                                         132.00
                                                                         132.00
                                                                         175.00
                                                                         352.00
                                                                       2,400.00
                                                                         402.00
                                                                       1,825.00
                                                                         455.00
                                                                         245.00
                                                                         180.00
                                                                         200.00
                                                                         705.00
                                                                         278.00
                                                                         175.00
                                                                         300.00

                                                                         178.00
                                                                         420.00
                                                                         664.26
                                                                         300.00
                                                                         510.00
                                                                       2,700.00
                                                                         575.00
                                                                         630.00
                                                                         205.00
                                                                         300.00
                                                                         225.00
                                                                       1,550.00
                                                                         375.00
                                                                         430.00
                                                                         295.00
                                                                         625.00
                                                                         535.00
                                                                         385.00
                                                  9/22/00              1,550.00
                                                                       1,550.00
                                                                       1,375.00
                                                                       2,400.00
                                                                         175.00
                                                                       1,600.00
                                                                       1,600.00
                                                                         250.00
                                                                       1,600.00
                                                                       1,600.00
                                                                       1,600.00
                                                               ------------------------------------------
S.O.S. SALSON INC.(DARON DIV)                                         54,455.30         $        7,520.00
---------------------------------------------------------------------------------------------------------
SAIA MOTOR FREIGHT LINE, INC.                                             94.71
P.O. BOX A STATION 1                                                     741.60
HOUMA           LA 70363
                                                               ------------------------------------------
SAIA MOTOR FREIGHT LINE, INC.                     6/29/00                836.31
---------------------------------------------------------------------------------------------------------
SH & S PARTNERSHIP                                8/25/00                 25.00
EMERALD PLAZA CORP. SERVICES                                           2,146.00
210 NORTH WALTON BLVD. SUITE 30                    7/7/00              2,146.00
BENTONVILLE     AR 72712                                               2,146.00
                                                               ------------------------------------------
SH & S PARTNERSHIP                                 9/6/00              6,463.00
---------------------------------------------------------------------------------------------------------
SHORE TO SHORE, INC.                                                     932.51
645 PRECISION COURT                                                      371.18
MIAMISBURG      OH 45342                          7/18/00                 99.10
                                                               ------------------------------------------
SHORE TO SHORE, INC.                                                   1,402.79         $        4,420.91
---------------------------------------------------------------------------------------------------------
SINMYUNG TEXTILE CO. LTD                                               6,000.00
ROOM 1001 HAN I1 BLDG #5,4-KA                                          6,000.00
JONGRO, JONGRO- KU                                 7/6/00              6,000.00
SEOUL, KOREA                                                           6,000.00
                                                               ------------------------------------------
SINMYUNG TEXTILE CO. LTD                           7/6/00             24,000.00
---------------------------------------------------------------------------------------------------------
SIXTO VARGAS & TRUCKING                                                4,000.00

2705 PITKIN AVENUE                                                     2,393.00
BROOKLYN NY 11208
718 827-5282
                                                               ------------------------------------------
SIXTO VARGAS & TRUCKING                           7/31/00              6,393.00         $        9,766.32
---------------------------------------------------------------------------------------------------------
SPORT SCREEN, INC.                                9/15/00              9,314.65
385 GERARD AVENUE                                                        800.00
BRONX           NY 10451                           7/7/00              3,243.60
718-665-2000                                                           5,376.25
                                                                       2,663.05
                                                                         864.00
                                                                       3,159.75
                                                                       1,513.00
                                                  7/13/00              4,297.60
                                                                       4,221.10
                                                               ------------------------------------------
SPORT SCREEN, INC.                                                    35,453.00         $       42,898.72
---------------------------------------------------------------------------------------------------------
STATE NARROW FABRICS INC.                          7/7/00                679.00
P.O. BOX 1389                                                            339.50
L.I.C.          NY 11101-1389                      7/7/00                990.40
718-392-8787                                                           2,468.95
                                                                       2,468.50
                                                                         945.90
                                                  7/18/00              2,768.00
                                                                          28.98
                                                               ------------------------------------------
STATE NARROW FABRICS INC.                                             10,689.23
---------------------------------------------------------------------------------------------------------
STEPHEN'S DELIVERY SERVICE                        7/28/00                395.00
6345 SW 23RD STREET                                                      205.00
MIRIMAR         FL 33023                           7/7/00                310.00
                                                                         180.00
                                                  7/25/00                400.00
                                                               ------------------------------------------
STEPHEN'S DELIVERY SERVICE                                             1,490.00         $          985.00
---------------------------------------------------------------------------------------------------------
SUFFOLK COUNTY SCU                                                       334.50
PO BOX 15347                                                             334.50
ALBANY          NY 12212-5347                     7/10/00                334.50
                                                               ------------------------------------------
SUFFOLK COUNTY SCU                                7/20/00              1,003.50
---------------------------------------------------------------------------------------------------------
SUNTRUST BANK                                      8/7/00                539.00
FACTORING DIVISION                                                     5,000.00
PO BOX 4986
ATLANTA         GA 30302
                                                               ------------------------------------------
SUNTRUST BANK                                     7/13/00              5,539.00
---------------------------------------------------------------------------------------------------------
SUSAN BERNSTEIN                                   7/25/00                572.80
                                                                         439.56
                                                  8/10/00              1,595.10
                                                  8/10/00                592.70
                                                  6/28/00                 75.08
                                                  7/13/00                136.75
                                                  7/27/00                200.00
                                                               ------------------------------------------
SUSAN BERNSTEIN                                    9/5/00              3,611.99         $          482.27
---------------------------------------------------------------------------------------------------------
TARGET ROCK L.L.C.                                7/28/00              9,092.00
5 HERITAGE COURT

COLD SPRING HARBOR, NY 11724
631-367-9255
                                                               ------------------------------------------
TARGET ROCK L.L.C.                                                     9,092.00
---------------------------------------------------------------------------------------------------------
TARGET STORES                                     6/28/00              6,500.00
33 SOUTH SIXTH STREET
P.O. BOX 1392
MINNEAPOLIS     MI 55440-1392
800-262-7799
                                                               ------------------------------------------
TARGET STORES                                                          6,500.00
---------------------------------------------------------------------------------------------------------
TERRY MALONEY                                     7/13/00                510.65
83 BEACH 216TH ST.                                                       306.00
BREEZY POINT    NY 11697                           7/7/00                206.00
718-634-5159
                                                               ------------------------------------------
TERRY MALONEY                                                          1,022.65
---------------------------------------------------------------------------------------------------------
THE CIT GROUP/ BOX #1036                                               7,793.16
COMMERCIAL SERVICES                                                    3,982.50
PO BOX 1036                                       6/28/00              7,023.84
CHARLOTTE       NC 28201-1036
                                                               ------------------------------------------
THE CIT GROUP/ BOX #1036                                              18,799.50
---------------------------------------------------------------------------------------------------------
THE CIT GROUP/COMMERCIAL SERV                                          6,300.00
P.O. BOX 1036                                                            600.10
CHARLOTTE       NC 28201-1036                      7/7/00                649.90
212-382-7262                                                             105.30
                                                                       1,650.00
                                                  7/13/00              7,200.00
                                                                       1,566.25
                                                                         197.25
                                                                       1,765.50
                                                                         423.00
                                                               ------------------------------------------
THE CIT GROUP/COMMERCIAL SERV                     7/20/00             20,457.30         $        4,400.00
---------------------------------------------------------------------------------------------------------
THE JANEL GROUP OF NEW YORK                                            1,507.69
94 ATLANTIC AVE.                                                       5,690.02
LYNBROOK        NY 11563                          7/18/00              2,972.15
718-527-3800                                                             868.82
                                                                         498.56
                                                                         688.05
                                                                       2,233.74
                                                                       2,121.93
                                                                       2,978.26
                                                                       2,409.85
                                                                       1,868.44
                                                                       1,375.61
                                                                       1,480.26
                                                  7/24/00                953.47
                                                                       2,028.11
                                                                       5,170.57
                                                               ------------------------------------------
THE JANEL GROUP OF NEW YORK                                           34,845.53         $        8,517.64
---------------------------------------------------------------------------------------------------------
THE STATE INSURANCE FUND                                               1,220.00
199 CHURCH STREET                                                      3,971.98

NEW YORK        NY 10007                          7/31/00              1,220.00
POLICY#12371134  888-997-3863
                                                               ------------------------------------------
THE STATE INSURANCE FUND                          9/22/00              6,411.98
---------------------------------------------------------------------------------------------------------
TRUCOM CORP. #2000153000-10204                    7/25/00              1,765.42
P.O. BOX 9066                                                          2,414.64
HICKSVILLE      NY 11802
212-764-9000
                                                               ------------------------------------------
TRUCOM CORP. #2000153000-10204                    7/24/00              4,180.06         $        2,325.17
---------------------------------------------------------------------------------------------------------
TRUCOM CORP.#2000026002                           9/15/00                810.87
63 W. 38TH ST., SUITE 900                                                382.07
NEW YORK        NY 10018                          6/29/00                351.66
                                                               ------------------------------------------
TRUCOM CORP.#2000026002                           9/15/00              1,544.60         $          756.99
---------------------------------------------------------------------------------------------------------
TTI NATIONAL INC.  #200164685                                             23.67
PO BOX 96003                                                              18.32
CHARLOTTE       NC 28296
                                                               ------------------------------------------
TTI NATIONAL INC.  #200164685                      7/7/00                 41.99         $           21.96
---------------------------------------------------------------------------------------------------------
TTI NATIONAL INC.#200226476                       9/15/00                318.98
PO BOX 96003                                                             206.80
CHARLOTTE       NC 28296
                                                               ------------------------------------------
TTI NATIONAL INC.#200226476                       7/13/00                525.78         $          225.08
---------------------------------------------------------------------------------------------------------
TTI NATIONAL, INC #3000165668                     9/15/00              3,424.24
PO BOX 96003                                                           3,500.14
CHARLOTTE       NC 28296
                                                               ------------------------------------------
TTI NATIONAL, INC #3000165668                     9/11/00              6,924.38         $        3,780.95
---------------------------------------------------------------------------------------------------------
TTI NATIONAL, INC #3000344527                                          1,195.52
PO BOX 96003                                                           2,965.88
CHARLOTTE       NC 28296
                                                               ------------------------------------------
TTI NATIONAL, INC #3000344527                     7/27/00              4,161.40         $        3,377.36
---------------------------------------------------------------------------------------------------------
U.S. FORWARDERS AND BROKERS                                              618.05
P.O. BOX 300118                                                          430.83
J.F.K. AIRPORT STATION                            7/18/00                430.83
JAMAICA         NY 11430
718-244-1900
                                                               ------------------------------------------
U.S. FORWARDERS AND BROKERS                                            1,479.71         $       23,054.09
---------------------------------------------------------------------------------------------------------
UNITED INSURANCE CONSULTANTS                      7/13/00              1,500.00
PO BOX 491                                                             1,500.00
MAHWAH          NJ 07430
201-661-5000
                                                               ------------------------------------------
UNITED INSURANCE CONSULTANTS                       7/7/00              3,000.00         $        7,500.00
---------------------------------------------------------------------------------------------------------
UNITED KNITTING                                   7/24/00              1,438.00
P.O. BOX 930391
ATLANTA         GA 31193-0391
423-476-9163
                                                               ------------------------------------------
UNITED KNITTING                                                        1,438.00         $        3,473.99
---------------------------------------------------------------------------------------------------------
UNITED PARCEL SERVICE                             7/24/00                 66.25
P.O. BOX 4980                                                          1,249.69
HAGERSTOWN      MD 21747-4980                      7/7/00                 47.75
800-877-1613                                                              15.00
                                                  7/28/00                547.75

                                                  7/28/00              2,353.70
                                                  7/28/00                567.47
                                                                         646.22
                                                                         205.87
                                                                         962.90
                                                                         875.67
                                                  7/28/00                318.02
                                                                         454.09
                                                  9/22/00                185.45
                                                                         479.73
                                                                       1,737.95
                                                                         583.10
                                                                       1,052.59
                                                                         495.79
                                                               ------------------------------------------
UNITED PARCEL SERVICE                                                 12,844.99         $        8,075.40
---------------------------------------------------------------------------------------------------------
UNITED PARCEL SERVICE #V64-357                                             2.00
PO BOX 4980                                                              195.25
HAGERSTOWN      MD 21747-4980                     7/28/00                274.40
800-877-1613
                                                               ------------------------------------------
UNITED PARCEL SERVICE #V64-357                                           471.65         $          267.71
---------------------------------------------------------------------------------------------------------
UNITED PARCEL SERVICES                                                19,998.76
P.O. BOX 505820                                                       10,604.66
THE LAKES       NV 88905-5820                      7/7/00              1,665.37
                                                                       2,661.31
                                                  7/28/00              5,318.61
                                                                       1,145.77
                                                                       1,194.13
                                                               ------------------------------------------
UNITED PARCEL SERVICES                                                42,588.61         $        5,925.18
---------------------------------------------------------------------------------------------------------
UPS CUSTOMHOUSE BROKERAGE, INC.                                           88.00
P.O. BOX 34486                                                           120.75
LOUISVILLE      KY 40232                          7/28/00                 46.85
ACCT#75682803    502-485-2222
                                                               ------------------------------------------
UPS CUSTOMHOUSE BROKERAGE, INC.                                          255.60         $        5,588.73
---------------------------------------------------------------------------------------------------------
VANTAGE CUSTOM CLASSICS                           7/24/00             35,332.93
100 VANTAGE DRIVE                                                        933.94
AVENEL          NJ 07001                          7/24/00                112.95
732-340-3000                                                             582.80
                                                                      35,332.93
                                                                         116.32
                                                   9/8/00                758.21
                                                                       2,006.40
                                                               ------------------------------------------
VANTAGE CUSTOM CLASSICS                                               75,176.48         $       38,635.64
---------------------------------------------------------------------------------------------------------
VARSITY SPIRIT CORP.                              9/22/00            154,000.00
                                                               ------------------------------------------
VARSITY SPIRIT CORP.                              9/22/00            154,000.00         $      154,000.00
---------------------------------------------------------------------------------------------------------
VERA WORTHINGTON                                                       1,016.50

519 N. 10TH STREET                                                     1,482.00
NEW HYDE PARK   NY 11040                          7/13/00              1,501.00
516-488-0110                                      7/25/00              2,232.00
                                                               ------------------------------------------
VERA WORTHINGTON                                  8/25/00              6,231.50
---------------------------------------------------------------------------------------------------------
VERIZON WIRELESS                                                         297.98
P.O. BOX 489
NEWARK          NJ 07101-0489
800-922-0204
                                                               ------------------------------------------
VERIZON WIRELESS                                                         297.98         $        1,080.56
---------------------------------------------------------------------------------------------------------
WITT, GAITHER & WHITAKER, P.C.                                           673.00
110 SUNTRUST BANK BUILDING                                             1,396.81
CHATTANOOGA     TN 37402-2608                     7/28/00              2,414.42
423-265-8881                                                             612.73
                                                                           4.74
                                                                      16,005.23
                                                                       3,172.42
                                                                       5,891.18
                                                                      12,848.11
                                                               ------------------------------------------
WITT, GAITHER & WHITAKER, P.C.                                        43,018.64         $       65,057.45
---------------------------------------------------------------------------------------------------------
XTREME GRAPHICS, INC.                             7/13/00                290.00
C/O GEOF VANDENBERG                                                    1,955.00
P.O. BOX 5463                                     7/13/00                800.00
FT OGLETHORPE   GA 30742                                               1,950.00
706-858-9771                                                             770.00
                                                                       1,510.00
                                                                         890.00
                                                                       1,020.00
                                                               ------------------------------------------
XTREME GRAPHICS, INC.                                                  9,185.00         $       31,360.00
---------------------------------------------------------------------------------------------------------

Exhibit 2

     Signal Apparel Company, Inc.
Payments to Insiders
September 23, 1999 through September 22, 2000
Exhibit 2

Vendor Code Name Invoice Number DATE TYP Check Number Amount
TOM MCFALL 10300 1/3/00 A 6216 $500.00
7 PAGE DRIVE 20300 2/3/00 M 370 $ 5,000.00
RED BANK NJ 20400 2/4/00 A 6762 $ 500.00
732-530-8832 20800 2/8/00 M 371 $ 12,000.00
21100 2/11/00 A 6912 $ 422.91
21800 2/18/00 M 384 $ 8,000.00
40600 4/6/00 A 8017 $ 365.57
41400 4/14/00 A 8273 $ 8,000.00
50100 5/1/00 A 8422 $ 500.00
52599 5/25/99 M 166 $ 12,500.00
60399 6/3/99 M 181 $ 15,000.00
90199 9/1/99 M 292 $ 12,500.00
91399 10/7/99 A 4436 $ 3,694.83
91499 9/14/99 A 3904 $ 5,000.00
101499 10/14/99 M 315 $ 12,368.12
102999 10/29/99 M 324 $ 12,500.00
010300B 1/3/00 M 359 $ 12,500.00
010300C 1/3/00 M 358 $ 4,500.00
030200A 3/2/00 M 390 $ 20,000.00
030200B 3/2/00 M 389 $ 5,000.00
030200C 3/2/00 A 7325 $ 500.00
040500A 4/5/00 M 402 $ 5,000.00
040500B 4/5/00 M 403 $ 12,000.00
040600- 4/6/00 A 8018 $ 134.43
050200A 5/2/00 M 411 $ 5,000.00
050200B 5/2/00 M 412 $ 12,000.00
050200C 5/2/00 M 413 $ 8,000.00
052599A 5/25/99 M 167 $ 5,000.00
060100B 6/1/00 M 421 $ 12,000.00
060100C 6/1/00 M 422 $ 8,000.00
062299A 6/22/99 M 217 $ 5,000.00
102999B 10/29/99 M 323 $ 5,000.00
120199A 12/1/99 M 343 $ 12,500.00
120199B 12/1/99 M 344 $ 5,000.00
$245,985.86


* ROBERT J POWELL 12100 3/16/00 A 7628 $ 1,188.95
200A Manufacturers Rd 21100 5/11/00 A 8668 $ 234.86

Chattanooga, TN 37450 21700 3/8/00 A 7386 $ 1,197.30
42799 10/27/99 A 4830 $ 1,065.33
51700 6/28/00 A 9649 $ 974.81
5209911/3/99A4945 $907.03
525008/25/00A10197 $ 1,094.97
609008/25/00A10197 $ 1,831.56
616006/28/00A9649 $ 432.17
623008/25/00A10197 $ 1,120.94
630008/25/00A10197 $ 1,444.64
707008/25/00A10197 $ 1,154.56
728008/25/00A10197 $ 635.94
9139910/27/99A4830 $ 146.30
9219910/27/99A4

     Payments to Insiders September 23, 1999
     through September 22, 2000
     Exhibit 2

                                  Vendor Code                       Name      Invoice Number     DATE        TYPCheck Number
                                                                                                                  Amount
     TOM MCFALL                                                                        10300        1/3/00A
                                                                                                                 6216 $   500.00
     7 PAGE DRIVE                                                                      20300        2/3/00M
                                                                                                                 370 $  5,000.00
     RED BANK        NJ                                                  20400        2/4/00A                    6762 $   500.00
     732-530-8832                                                                      20800        2/8/00M
                                                                                                                371 $  12,000.00
                                                                                       21100       2/11/00A
                                                                                                                 6912 $   422.91
                                                                                       21800       2/18/00M
                                                                                                                 384 $  8,000.00
                                                                                       40600        4/6/00A
                                                                                                                 8017 $   365.57
                                                                                       41400       4/14/00A
                                                                                                                8273 $  8,000.00
                                                                                       50100        5/1/00A
                                                                                                                 8422 $   500.00
                                                                                       52599       5/25/99M
                                                                                                                166 $  12,500.00


                                                                                       60399        6/3/99M
                                                                                                                181 $  15,000.00
                                                                                       90199        9/1/99M
                                                                                                                292 $  12,500.00
                                                                                       91399       10/7/99A
                                                                                                                4436 $  3,694.83
                                                                                       91499       9/14/99A
                                                                                                                3904 $  5,000.00
                                                                                      101499      10/14/99M
                                                                                                                315 $  12,368.12
                                                                                      102999      10/29/99M
                                                                                                                324 $  12,500.00
                                                                                     010300B        1/3/00M
                                                                                                                359 $  12,500.00
                                                                                     010300C        1/3/00M
                                                                                                                 358 $  4,500.00
                                                                                     030200A        3/2/00M
                                                                                                                390 $  20,000.00
                                                                                     030200B        3/2/00M
                                                                                                                 389 $  5,000.00
                                                                                     030200C        3/2/00A
                                                                                                                 7325 $   500.00
                                                                                     040500A        4/5/00M
                                                                                                                 402 $  5,000.00
                                                                                     040500B        4/5/00M
                                                                                                                403 $  12,000.00
                                                                                     040600-        4/6/00A
                                                                                                                 8018 $   134.43
                                                                                     050200A        5/2/00M
                                                                                                                 411 $  5,000.00
                                                                                     050200B        5/2/00M
                                                                                                                412 $  12,000.00
                                                                                     050200C        5/2/00M
                                                                                                                 413 $  8,000.00
                                                                                     052599A       5/25/99M
                                                                                                                 167 $  5,000.00

                                                                               060100B        6/1/00M
                                                                                                          421 $  12,000.00
                                                                               060100C        6/1/00M
                                                                                                           422 $  8,000.00
                                                                               062299A       6/22/99M
                                                                                                           217 $  5,000.00
                                                                               102999B      10/29/99M
                                                                                                           323 $  5,000.00
                                                                               120199A       12/1/99M
                                                                                                          343 $  12,500.00
                                                                               120199B       12/1/99M
                                                                                                           344 $  5,000.00
                                                                                                     $    245,985.86

     *  ROBERT J POWELL                                            12100       3/16/00A                   7628 $  1,188.95
     200A Manufacturers Road                                       21100       5/11/00A                    8668 $   234.86
     Chattanooga, TN 37450                                         21700        3/8/00A                   7386 $  1,197.30
                                                                                 42799      10/27/99A
                                                                                                          4830 $  1,065.33
                                                                                 51700       6/28/00A
                                                                                                           9649 $   974.81
                                                                                 52099       11/3/99A
                                                                                                           4945 $   907.03
                                                                                 52500       8/25/00A
                                                                                                         10197 $  1,094.97
                                                                                 60900       8/25/00A
                                                                                                         10197 $  1,831.56
                                                                                 61600       6/28/00A
                                                                                                           9649 $   432.17
                                                                                 62300       8/25/00A
                                                                                                         10197 $  1,120.94
                                                                                 63000       8/25/00A

                                                           10197          $  1,444.64
                                                           70700          8/25/00A
                                                                          10197 $  1,154.56
                                                            72800       8/25/00A
                                                                                     10197 $   635.94
                                                            91399      10/27/99A
                                                                                      4830 $   146.30
                                                            92199      10/27/99A
                                                                                      4830 $   437.90
                                                            92899      10/27/99A
                                                                                      4830 $    86.58
                                                            92999      10/27/99A
                                                                                      4830 $   329.66
                                                           110999        1/6/00A
                                                                                      6356 $    41.76
                                                           111199        1/6/00A
                                                                                      6356 $   283.10
                                                           111299       1/13/00A
                                                                                      6426 $   295.33
                                                           112999       1/19/00A
                                                                                      6530 $   904.96
                                                           120899       2/17/00A
                                                                                      7039 $   647.00
                                                           010899A             10/27/99A
                                                                                              4830 $    18.26
                                                           010899B             10/27/99A
                                                                                              4830 $   286.46
                                                           051700A              8/25/00A
                                                                                            10197 $  1,338.52
                                                           090799A             10/27/99A
                                                                                              4830 $   526.75
                                                           090799B             10/27/99A
                                                                                              4830 $   448.64
                                                           090799C             10/27/99A
                                                                                              4830 $   344.78
                                                           090799D             10/27/99A
                                                                                              4830 $   666.83
                                                           090799E             10/27/99A
                                                                                              4830 $   556.96

                                                                                090799F             10/27/99A
                                                                                                                  4830 $  1,710.79
                                                                                111299B              1/19/00A
                                                                                                                   6530 $   623.00
                                                                                                             $      22,976.64
     *  ZVI BEN HAIM
     500 7th Avenue                                                        11300                     1/19/00A
                                                                                                                   6537 $    83.36
     New York, NY 10018                                     20800                       2/8/00A                   6776 $  6,000.00
                                                                           32000                     3/22/00A
                                                                                                                   7753 $   347.99
                                                                           52600                     5/26/00A
                                                                                                                  8995 $  1,500.00
                                                                           60100                      6/1/00A
                                                                                                                 9040 $ 250,000.00
                                                                           60299                      6/7/99A
                                                                                                                   1946 $   270.77
                                                                           92899                     9/28/99A
                                                                                                                  4129 $  3,000.00
                                                                          121799                    12/22/99A
                                                                                                                  6145 $  1,734.43
                                                                                                             $    262,936.55

     HOWARD WEINBERG
                                    Unknown                                10300                      1/3/00M
                                                                                                                  360 $  12,500.00
                                                                           20800                      2/8/00M
                                                                                                                  372 $  12,500.00
                                                                           52599                     5/25/99M
                                                                                                                  165 $  12,500.00

                                                                53099                      6/7/99A
                                                                                                       1944 $  5,596.98
                                                                60700                      6/7/00M
                                                                                                       429 $  12,500.00
                                                                62299                     6/22/99M
                                                                                                       214 $  12,500.00

                                                                90199                      9/1/99M
                                                                                                       293 $  12,500.00
                                                               102899                    10/28/99M
                                                                                                       322 $  12,020.00
                                                               111099                    11/16/99M
                                                                                                        336 $  6,434.65
                                                               113099                    12/20/99A
                                                                                                       6086 $  4,722.21
                                                               120199                     12/1/99M
                                                                                                       345 $  12,500.00
                                                                                                  $    116,273.84

     *  JERRY HARARY
     500 7th Avenue                                             12700                      2/3/00A
                                                                                                        6726 $   585.25
     New York, NY 10018                         Jun-99                       7/9/99A                   2337 $  1,200.00
                                                               Jul-99                      7/9/99A
                                                                                                       2337 $  1,200.00
                                                               Aug-99                      8/4/99A
                                                                                                       2896 $  1,200.00
                                                               Sep-99                      9/2/99A
                                                                                                       3670 $  1,200.00
                                                               Oct-99                     10/7/99A
                                                                                                       4363 $  1,200.00
                                                               Nov-99                     11/3/99A
                                                                                                       4960 $  1,200.00
                                                               Jan-00                      1/5/00A
                                                                                                       6277 $  1,200.00

                                                               Feb-00                      2/2/00A

                                                                                                       6710 $  1,200.00
                                                               Apr-00                     4/12/00A
                                                                                                       8201 $  1,200.00
                                                               May-00                      5/4/00A
                                                                                                       8532 $  1,200.00
                                                               Jul-00                     7/25/00A
                                                                                                       9992 $  1,200.00



                                                                           41300                     4/18/00A
                                                                                                                   8325 $   100.00
                                                                           60100                      6/1/00A
                                                                                                                 9038 $ 125,000.00
                                                                           72999                     7/29/99A
                                                                                                                  2681 $  1,500.00
                                                                                                             $    140,385.25
     *  MICHAEL HARARY
     500 7th Avenue                                                        10100                      2/3/00A
                                                                                                                   6715 $   180.00
     New York, NY 10018                                     21800                      2/18/00A                    7107 $   500.00
                                                                           22900                     3/16/00A
                                                                                                                   7604 $   180.00
                                                                           51000                     5/10/00A
                                                                                                                   8621 $   360.00
                                                                           60100                      6/1/00A
                                                                                                                 9037 $ 125,000.00
                                                                           80299                      8/4/99A
                                                                                                                   2929 $   200.00
                                                                          100499                     10/6/99A
                                                                                                                   4320 $   180.00
                                                                          102899                    11/10/99A
                                                                                                                   5087 $   180.00
                                                                          122299                      1/4/00A
                                                                                                                  6228 $  3,210.19
                                                                                                             $    129,990.19

                                                    Ck #          Date           Code                           VOUCH#
     *  DAVID HOUSEMAN
                                    Unknown                                     DENTAL           7/13/00             308399842
                                                                                                                      1,380.00
                                                                                71700            7/17/00             309329867
                                                                                                                     10,000.00


                                                                                                                  11,380.00



     WEATHERLY FINANCIAL GROUP                                 Feb00                                         45,000.00
     7 PAGE DRIVE                                                                           Mar00            45,000.00
     RED BANK  NJ                                                       Apr00                          45,000.00
     732-530-8832                                                                           May00            45,000.00


                                                                                            Jun00            45,000.00


                                                                                                       $    225,000.00



     HENRY L. AARON                                                  31303    Jul00              9991        7/25/007/25/00
                                                                                                                   12,500.00
     TURNER FIELD
     755 HANK AARON DRIVE
     ATLANTA         GA 30315
                                      HENRY L.                                  12,500.00
                                      AARON


     HENRY AARON, INC.                                                   29959    May00              9688        6/20/006/29/00
                                                                                                                        4,347.61
     3465 NORTH DESERT DRIVE                              30337    May00               9692       6/20/00               6/29/00
                                                                                                                       15,941.24
     BLDG 1
     ATLANTA         GA 30344
     4045599006


                                                           HENRY AARON,                                                20,288.85
                                      INC.


     *  MICHAEL DERVIS                                                 30377    62800               9906        6/28/007/20/00
                                                                                                                         72.30
     32 ELEANOR DRIVE                                   30933     70700                          7/13/00               33.40
     KENDALL PARK, NJ 08824                             31637     73100               9768        8/3/00               7/10/00

                                                                       32144    81400               9911        8/18/007/20/00
                                                                                                                         64.30


                                                                       31792   7180000             10194        7/25/008/25/00
                                                                                                                         48.00


                                                                       32589    82500              10194               8/25/00
                                                                                                                        443.08


                                                           MICHAEL                         10194                            689.63
                                                           DERVIS





* The amounts above do not include any money the insiders received as payroll.

                                   Exhibit 3

                          SIGNAL APPAREL COMPANY, INC.
                                    EXHIBIT 3


4a.     Suits, Executions, Garnishments and Attachments

1.      Sesame Workshop
        v.
        Signal Apparel Company, Inc.

        United States District Court - Southern District New York

        Case No.  00CIV.6247

        Claim for breach of contract arising out of Signal Apparel's failure to pay minimum royalties due under a license agreement. Case remains pending.

2.      Kaye Jackson Lofty
        v.
        Signal Apparel Co., Inc.

        Chancery Court #6429
        Hamilton County, Tennessee

        Workers' compensation case arising out of a fall by a former employee-parties currently in discovery. Case remains pending.

3.      Financial Solutions Group, Ltd.
        v.
        W. G. Trading Co. Limited
        Partnership and Signal Apparel
        Company, Inc.

        Supreme Court - State of New York
        County of New York

        Index No. 601808/99

        Claim for fees by consulting and investment advisory services company in connection with Signal Apparel's acquisition of Tahiti Apparel in March 1999. Case was settled via payment from defendant W.G. Trading Co. Limited on October 5, 2000.

4.      Cynthia Daniels
        v.
        Signal Apparel Company, Inc.

        Chancery Court, Clairborne County, Tennessee
        Docket No. 11,241

        Workers' compensation case arising out of an injury allegedly suffered by a former employee - discovery is pending.

5.      David Cook
        v.
        Signal Apparel Co., Signal Apparel
        Company, Inc. and P & S Properties, LLC

        Circuit Court, Hamilton County, Tennessee
        No. 00C431

        Personal injury claim arising out of injuries allegedly suffered on Signal Apparel's premises by delivery service employee. Answer filed by Signal Apparel and parties currently in discovery.

6.      Nancy DeFelice
        v.
        Tahiti/Signal Apparel and
        Zvi Ben-Haim, Jerry Harary and
        Anthony Francese as aiders and
        Abettors

        State of New York
        Executive Department
        State Division of Human Rights

        SDHR No.: 9S-E-S-00
                  7942362-E

        Claim by former employee before the Human Rights Division of the State of New York alleging sexual harassment - answer has been filed by Signal Apparel.

7.      First Bank Midwest
        v.
        Signal Apparel Co., Inc. and
        WGI, LLC

        United States District Court
        Western District of Missouri
        00-0516-CV-W-6

        Claim for breach of contract arising out of Signal Apparel's purchase of finished goods - answer and counterclaim filed by the Company - discovery pending.

8.      Guilford Mills, Inc.
        v.
        Signal Apparel Co., Inc.
        f/k/a Tahiti Apparel, Inc.

        United States District Court
        Middle District of North Carolina
        Greensboro Division
        1:00CV00491

        Claim for breach of contract arising out of Tahiti Apparel, Inc.'s failure to purchase an agreed amount of goods and failure to pay an agreed sum as a result of their failure to purchase such agreed amount of goods. Contract was assumed by Signal Apparel in conjunction with acquisition of Tahiti - answer has been filed by Signal Apparel.

9.      Frederick E. Bouchat
        v.
        Signal Apparel Co., Inc. et. Al.

        Case No.  MJG-99-1576

        United States District Court
        District of Maryland
        Northern Division

        Claim for copyright infringement arising out of Signal Apparel's use of National Football League authorized logos. NFL is defending the case on behalf of Signal Apparel. Case is stayed pending appeal of a companion case.

10.     Inside Management Associates
        v.
        Signal Apparel Co., Inc.

        Case No. 96-0103

        Chancery Court of Tennessee for
        the Eleventh Judicial District of Chattanooga

        Case arises out of Company's alleged failure to pay a fee for services rendered by an employment agency. Case remains pending.

11.     Patricia Thomas, et al.
        v.
        Charles Strickland and
        Signal Apparel Company, Inc.

        Case No.  E32104

        Superior Court of Fulton County
        State of Georgia

        Personal injury case arising out of an accident between a former employee of Signal Apparel and plaintiff. The case is being defended by the Company's insurance carrier, and the present status and plaintiff's attorney is unknown.

12.     Pursuit Athletic Footwear, Inc.
        And L. E. Wood & Associates, Inc.
        v.
        Signal Apparel Company, Inc.

        Case No.  94-67918

        District Court of Dallas County
        State of Texas

        Claim for breach of contract arising out of plaintiff's sales representation of Signal Apparel. The case has been dormant for approximately five years.

13.     Balsam International Company, Ltd.,
        Jowet Garments Factory, Inc.
        v.
        Signal Apparel Company, Inc. et al

        Los Angeles Superior Court
        East Court District

        Case No.  KC030900

        Claim for breach of contract arising out of the failure to pay for certain goods purchased from plaintiffs. Case settled on July 14, 2000 for the payment of $50,000 in three installments.

14. McGillis Enterprises, Inc. a Utah corporation d/b/a Colorworks Dye and Finish v.
        Signal Apparel Company, Inc.

        Third Judicial District for Salt Lake County
        State of Utah

        Case No. A4636

        Claim for breach of contract arising out of Signal Apparel's failure to pay for costs of processing wearing apparel products. Case has been inactive since 1996.

15.     Continental Sportswear, Inc.
        v.
        Signal Apparel Company, Inc.

        Supreme Court of the State of New York
        County of New York

        Case No. 0060409

        Claim for breach of contract for failure to pay for goods sold to Signal Apparel. Case remains pending.

16.     Creative Apparel, Inc.
        v.
        Signal Apparel Company, Inc.

        Signal Apparel Company, Inc.
        v.
        Creative Apparel, Inc.

        Signal Apparel Company, Inc.
        v.
        Arthur Sigel and Beatrice Sigel

        Case No. 93-08528

        Claim by Creative Apparel against Signal for sale of alleged defective wearing apparel products; counterclaim by Signal Apparel against Creative Apparel and its principals for failure to pay for purchase of wearing apparel products. Case has been inactive since 1994.

17.     Tobi Rubinstein
        v.
        Tahiti Apparel, Inc. and
        Signal Apparel Company, Inc.

        Civil Court of the City of New York
        County of New York

        Case No.  038396 CV 1999

        Claim for breach of contract arising out of Signal Apparel and Tahiti Apparel's failure to pay for services rendered. This case was settled in January 2000.

18.     Staffing Solutions, Inc.
        v.
        Signal Apparel Company, Inc.

        Chancery Court for Knox County Tennessee

        Case No. 143489-1

        Claim for breach of contract arising out of Signal Apparel's failure to pay for services provided by plaintiff. Case was settled in January 2000.

19.     Signal Apparel Company, Inc.
        v.
        Tifton Textiles, Inc., et al.

        Circuit Court of Hamilton County (Tennessee)
        Eleventh Judicial District

        Case No. 98-C-1342
        Division III

        Claim by Signal Apparel against defendant arising out of the sale of defective fabric to Signal Apparel. Case has been inactive since October 1998.

20.     Tony L. Zackery, et al.
        v.
        Signal Apparel Company, Inc.

        U. S. District Court
        Northern District of Georgia
        Atlanta Division

        Case No. 1 98 CV 3619

        Claims against Signal Apparel for violation of the Worker Adjustment and Restraining Notification Act following closure of Signal Apparel's manufacturing facility. Case settled in December 1999.

21.     Howard P. Silvers
        v.
        Signal Apparel Company, Inc.

        Fourth Judicial District
        Hennepin County, Minnesota

        Case No.  DC CJ 00-012341

        Claim by former employee for failure to pay sales commissions. Case was settled March 28, 2000, however, plaintiff has proceeded with entry of default judgment due to Signal Apparel's breach of settlement agreement for failure to pay final installment payment.

22.     Cannes 2000 Swimwear, Inc.
        v.
        Tahiti Apparel, Inc.,
        Signal Apparel Inc., Signal/Tahiti Apparel,
        Jones New York, Swimwear

        Civil Court of the City of New York
        County of Queens

        Case No. ___________

        Claim for unpaid balance due for manufacturing of swimwear in an amount of $22,712.50

23.     MC Properties I, L.P.
        v.
        Signal Apparel, Inc.

        Chancery Court of Hamilton County, Tennessee
        Case No. 00-1022

        Claim for $99,159.10
        plus fees and interest,
        representing unpaid balance of December 20, 1994 promissory note

                                    Exhibit 5

                          SIGNAL APPAREL COMPANY, INC.
                                    EXHIBIT 5


24.     Losses.

          Signal Apparel Company, Inc. had a loss as a result of water damage to $267,567 of inventory on May 8, 2000. The loss was covered by insurance at the selling cost or $389,041 of which $170,000 has been paid as of November 29, 2000.

                                    Exhibit 6

                          SIGNAL APPAREL COMPANY, INC.
                                    EXHIBIT 6



25.     Prior Address of Debtor.

        200B Manufactures Road              Chattanooga, TN 37405

                                    Exhibit 7

                          SIGNAL APPAREL COMPANY, INC.
                                    EXHIBIT 7


26.     Book records and Financial Statements

        Glen Gordin       C.F.O.          1992 - 2/95
        William Watts     C.F.O.          2/95 - 6/97
        David Houseman    C.F.O.          6/97 - 9/98
        Richard Komar     Controller     10/98 - 3/99
        Howard Weinberg   CFO            10/98 - 9/99
        Kenneth Larsen    CAO            9/99 - 8/00
        Gerald Mohamed    Controller     5/99 - 11/00
        Michael Dervis    CFO            4/00 - 11/00

                                   (Exhibit 8)

                          SIGNAL APPAREL COMPANY, INC.
                                    EXHIBIT 8



17b.    Books, Records and Financial Statements.

        Goldstein Golub Kessler LLP         1999 Year End Audit
        1185 Avenue of the Americas         March/June 2000 Quarterly Review
        Suite 500
        New York, NY 10036-2602

        Arthur Andersen LLP                 1998 Year End Audit
        Republic Centre                     March 1999 Quarterly Review
        633 Chestnut Street
        Chattanooga, TN 37450-1500

                                    Exhibit 9

                          SIGNAL APPAREL COMPANY, INC.
                                    EXHIBIT 9


19b.    Current Officers, Directors and Shareholders:

        Officers:

        Michael Dervis
        Chief Financial Officer
        Signal Apparel Company, Inc.
        34 Englehard Avenue
        Avenel, NJ  07001

        Robert J. Powell
        Vice President, General
        Counsel and Secretary
        Signal Apparel Company, Inc.
        200-A Manufacturers Road
        Chattanooga, TN  37405


        Directors:

        Zvi Ben-Haim
        500 7th Avenue, 7th Floor
        New York, NY  10018

        Thomas McFall
        34 Englehard Avenue
        Avenel, NJ  07001

        Donald R. Rose
        16 Lisa Drive
        Dix Hills, NY  11746

Shareholders:

                                                        Amount and Nature of   Percent of
Name and Address of Beneficial Owner  Title of Class    Beneficial Ownership   Class
------------------------------------  --------------    --------------------   -----
FS  Signal   Associates,   L.P.;  FS  Common Stock            11,640,002         21.8%
Signal   Associates   II,  L.P.;  FS  $.01 par value
Signal, Inc.; and
Kevin S. Penn, as a group
65 E. 55th St., 32nd Floor
New York, New York 10022

Kevin S. Penn                         Common Stock            11,640,002         21.8%
65 E. 55th St., 32nd Floor            $.01 par value
New York, New York 10022

FS Signal, Inc.                       Common Stock            11,640,002         21.8%
65 E. 55th St., 32nd Floor            $.01 par value
New York, New York 10022

FS Signal Associations, L.P.          Common Stock             4,645,013          8.7%
c/o Kenneth Musen                     $.01 par value
157 Church Street, Box 426
New Haven, Connecticut 06502

FS Signal Associates II. L.P.         Common Stock             6,994,989         13.1%
c/o Kenneth Musen                     $.01 par value
157 Church Street, Box 426
New Haven, Connecticut 06502

Walsh,  Greenwood & Co.;  WGI,  LLC;  Common Stock            30,153,255         48.8%
WG Partners,  L.P.;  Stephen  Walsh;  $.01 par value
and Paul R. Greenwood, as a group
One East Putnam Avenue
Greenwich, Connecticut 06830


Walsh, Greenwood & Co.                Common Stock             2,700,149          5.1%
One East Putnam Avenue                $.01 par value


Greenwich, Connecticut  06830

WG Partners, L.P.                     Common Stock            2,700,149              5.1%
One East Putnam Avenue                $.01 par value
Greenwich, Connecticut  06830

WGI, LLC                              Common Stock           27,431,456             44.4%
One East Putnam Avenue                $.01 par value
Greenwich, Connecticut 06830

Ming-Yiu Chan                         Common Stock            5,396,772             10.1%
c/o Manley, Ltd., 8/F                 $.01 par value
HK Spinners International Building
818 Cheung Sha Wan Road
Kowloon, Hong Kong

Zvi Ben-Haim                          Common Stock            4,284,772              8.0%
                                      $.01 par value

Paul R. Greenwood                     Common Stock           30,145,005             48.8%
                                       $.01 par value

Michael Harary                        Common Stock            2,663,662              5.0%
                                      $.01 par value

Stephen Walsh                         Common Stock           30,139,855             48.8%
                                      $.01 par value

FS Signal Associates, L.P. ("FS Signal"); FS Signal Associates II, L.P. ("FS Signal II"); FS Signal, Inc. ("FSSI"); and Kevin S. Penn ("Penn") have filed a report, as a group, on Schedule 13D disclosing their various relationships. Such persons may be deemed to be a group for purposes of the beneficial ownership of the securities disclosed in the table, although they disclaim membership in a group. The 11,640,002 shares of Common Stock include (i) 4,645,013 shares of Common Stock held directly by FS Signal and (ii) 6,994,989 shares of Common Stock held directly by FS Signal II. The reporting persons may be deemed to be members of a group and, accordingly, could each be deemed to have beneficial ownership (by virtue of Rule 13(d)-5) of all shares of Common Stock held directly by the various members of the group. Except as disclosed herein, no other entity or person that may be deemed to be a member of the group holds direct beneficial ownership of such Common Stock. Penn is the President of FSSI, which is the general partner of both FS Signal and FS Signal II. Both FS Signal and FS Signal II are limited partnerships. Pursuant to both the bylaws of FSSI and an understanding among the limited partners of FS Signal and FS Signal II, Penn, as President of FSSI, has the sole voting and investment power over the securities held by both limited partnerships.

As the general partner of both FS Signal and FS Signal II, FSSI may be deemed to be the beneficial owner of (i) 4,645,013 shares of Common Stock held directly by FS Signal and (ii) 6,994,989 shares of Common Stock held directly by FS Signal
II. Kevin S. Penn is the President of FSSI. Pursuant to both the bylaws of FSSI and an understanding among the limited partners of FS Signal and FS Signal II, Penn, as President of FSSI, has the sole voting and investment power over the securities held by both limited partnerships.

FS Signal, a Connecticut limited partnership, owns directly 4,645,013 shares of Common Stock. Kevin S. Penn, in his capacity as President of FS Signal, Inc., the general partner of FS Signal, may be deemed to own beneficially all shares of Common Stock held by FS Signal.

FS Signal II, a Connecticut limited partnership, owns directly 6,994,989 shares of Common Stock. Kevin S. Penn, in his capacity as the President of FS Signal, Inc., the general partner of FS Signal II, may be deemed to own beneficially all shares of Common Stock held by FS Signal II.

Walsh Greenwood & Co. ("Walsh Greenwood"); Walsh Greenwood's sole general partners, Stephen Walsh and Paul R. Greenwood; WG Partners, L.P. ("WGP"), a New York limited partnership whose sole general partners is Walsh Greenwood; and WGI, LLC ("WGI"), a Connecticut limited liability company whose Managers are Stephen Walsh and Paul R. Greenwood, have filed a report, as a group, on
Schedule 13D disclosing their various relationships. Such persons may be deemed to be a group for purposes of the beneficial ownership of the securities disclosed in the table, although they disclaim membership in a group. The 30,153,255 shares of Common Stock include (i) 2,700,149 shares of Common Stock held directly by WGP on behalf of certain managed accounts (as to which WGP has voting power and investment power but does not have any pecuniary interest therein); (ii) 18,969,456 shares of Common Stock owned directly by WGI; (iii) 12,400 shares of Common Stock owned by two trusts for the benefit of the minor children of Stephen Walsh, as to which Paul R. Greenwood serves as trustee; (iv) 1,000 shares of Common Stock owned by Mr. Greenwood's spouse; (v) 8,250 shares of Common Stock beneficially owned by Mr. Walsh's spouse; and (vi) presently exercisable warrants to acquire a total of 8,462,000 shares of Common Stock held by WGI. All 504.78 shares of Series H Preferred Stock are held directly by WGI.

WGP has the sole power to vote and dispose of 2,700,149 shares of Common Stock (all of which shares are held by WGP on behalf of certain managed accounts and as to which WGP has voting power and investment power but does not have any pecuniary interest therein). WGI has (i) the sole power to vote and dispose of the 18,969,456 shares of Common Stock it owns directly; (ii) the sole power to dispose of the presently exercisable warrants to acquire a total of 8,462,000 shares of Common Stock, which warrants are exercisable by WGI's Managers, Stephen Walsh and Paul R. Greenwood; and (iii) the sole power to vote and dispose of the 504.78 shares of Series H Preferred Stock that it owns directly. As sole general partner of WGP, Walsh Greenwood (as well as Messrs. Walsh and Greenwood in their individual capacities as general partners of Walsh Greenwood), may be deemed to share the power to vote and direct the disposition of the shares of Common Stock beneficially owned by WGP. In their individual capacities as Managers of WGI, both Messrs. Walsh and Greenwood may be deemed to share the power to vote and direct the disposition of the shares of Common Stock and Series H Preferred Stock beneficially owned by WGI. Paul R. Greenwood, in his capacity as trustee, has sole power to vote and to direct the disposition of the 12,400 shares of Common Stock held in two trusts for the benefit of Mr. Walsh's minor children (but Mr. Greenwood has no financial interest in such shares). Under S.E.C. rules, Mr. Greenwood may be deemed to share voting and investment power with respect to the 1,000 shares of Common Stock held by his wife, and Mr. Walsh may be deemed to share voting and investment power with respect to the 8,250 shares of Common Stock held by his wife; however, Messrs. Greenwood and Walsh disclaim any beneficial ownership with respect to such shares.

Beneficial ownership reported for Ming-Yiu Chan consists of 5,396,772 shares of Common Stock issued to Mr. Chan in connection with the Company's acquisition of substantially all of the assets and business of Tahiti Apparel, Inc. To date, the Company has not received a report of beneficial ownership on Schedule 13D from Mr. Chan.

Beneficial ownership reported for Mr. Ben-Haim includes presently exercisable warrants to purchase 500,000 shares of Common Stock.

Beneficial ownership reported for Mr. Harary includes presently exercisable warrants to purchase 500,000 shares of Common Stock.

                          SIGNAL APPAREL COMPANY, INC.
                                   EXHIBIT 10


     20b. Former Officers, Directors and Shareholders.

        Former Officers and Directors:
-----------------------------------------------------------------------------------------------
                                                                                Date of
          Name                   Title                  Address               Termination
-----------------------------------------------------------------------------------------------
Stephen Walsh              Chairman of the     Walsh, Greenwood & Co.     September  21, 2000
                           Board               3333 New Hyde Park Road
                                               North Hills, NY  11040
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Paul R. Greenwood          Director            Walsh, Greenwood & Co.     September  21, 2000
                                               One E. Putnam Avenue
                                               Greenwich, CT  06830
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Henry L. Aaron             Director            c/o Allan J. Tanenbaum     August 29, 2000
                                               Cohen, Pollock, Merlin,
                                                 Axelrod & Tanenbaum
                                               2100 Riveredge Parkway,
                                               Suite 300
                                               Atlanta, GA  30328-4656
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Barry F. Cohen, Ph.D.      Director            Parametrics Technology     April 17, 2000
                                               Corp.
                                               128 Technology Drive
                                               Waltham, MA  02154
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Howard Weinberg            Director, Vice      2124 Via Rivera            Director -
                           President and       Palos Verdes Estates,      December 31, 1999
                           Chief Financial     CA  90274
                           Officer                                        Vice President and
                                                                          Chief Financial
                                                                          Officer -
                                                                          April 1, 2000
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Michael Harary             Executive Vice      500 7th Avenue, 7th Floor  Executive VP -
                           President and       New York, NY  10018        September 21, 2000
                           Director
                                                                          Director -
                                                                          September 29, 2000
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Zvi Ben Haim               Executive Vice      500 7th Avenue, 7th Floor  Resigned as
                           President and       New York, NY  10018        President October
                           Director                                       4, 2000
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                                          Remains a Director
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Ken Larsen                 Chief Accounting    34 Englehard Avenue        August 1, 2000
                           Officer             Avenel, NJ  07001
-----------------------------------------------------------------------------------------------


                                       3